EXECUTION VERSION

RETROPHIN, INC.

TO

U.S. BANK NATIONAL ASSOCIATION,

As Trustee

INDENTURE

Dated as of May 30, 2014

4.50% SENIOR CONVERTIBLE NOTES DUE 2019

TABLE OF CONTENTS

      Page

ARTICLE I

DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

Section 1.01.	Definitions	1
Section 1.02.	Compliance Certificates and Opinions	9
Section 1.03.	Form of Documents Delivered to Trustee	9
Section 1.04.	Notices, etc., to the Trustee and the Company	11
Section 1.05.	Acts of Holders	11

ARTICLE II

ISSUE, DESCRIPTION, EXECUTION, REGISTRATION AND EXCHANGE OF NOTES

Section 2.01.	Designation and Amount	13
Section 2.02.	Form of Notes	13
Section 2.03.	Date and Denomination of Notes; Payments of Interest	14
Section 2.04.	Mutilated, Destroyed, Lost, and Stolen Notes	14
Section 2.05.	Execution, Authentication, Delivery and Dating	15
Section 2.06.	Exchange and Registration of Transfer of Notes; Restrictions on Transfer; Depositary	15
Section 2.07.	Additional Notes; Repurchases	17
Section 2.08.	No Sinking Fund	17
Section 2.09.	Ranking	17

ARTICLE III

REDEMPTION

Section 3.01.	No Right to Redeem	17

ARTICLE IV

SATISFACTION AND DISCHARGE

Section 4.01.	Satisfaction and Discharge	17

i

Exhibit A     Form of Notes
Exhibit B      Form of Conversion Notice
Exhibit C      Form of Fundamental Change Repurchase Notice
Exhibit D      Form of Assignment and Transfer
Exhibit E       Form of Restrictive Legend for Common Stock Issued upon Conversion

INDENTURE

4.50% Senior Convertible Notes due 2019

THIS INDENTURE, dated as of May 30, 2014 (this “Indenture”), by and among RETROPHIN, INC., a Delaware corporation (the “Company”) and U.S. BANK NATIONAL ASSOCIATION, as Trustee hereunder (the “Trustee”).

RECITALS OF THE COMPANY:

WHEREAS, for its lawful corporate purposes, the Company has duly authorized the issue of its 4.50% Senior Convertible Notes due 2019 (the “Notes”), initially in an aggregate principal amount not to exceed $46,000,000;

WHEREAS, in order to provide the terms and conditions upon which the Notes are to be authenticated, issued and delivered, the Board of Directors of the Company has duly authorized the execution and delivery of this Indenture;

WHEREAS, the Notes, the certificate of authentication to be borne by the Notes, a form of assignment, a form of the Fundamental Change Repurchase Notice, a form of conversion notice and certificate of assignment and transfer to be borne by the Notes are to be substantially in the forms hereinafter provided for;

WHEREAS, all acts and things necessary to make this Indenture a valid agreement of the Company according to its terms have been done and performed; and

WHEREAS, all acts and things necessary to make the Notes, when executed by the Company and authenticated and delivered by the Trustee as provided in this Indenture, the valid and binding obligations of the Company have been done and performed.

NOW THEREFORE, INDENTURE WITNESSETH:

For and in consideration of the premises and of the covenants contained herein, the Company and the Trustee covenant and agree, for the equal and proportionate benefit of all Holders of the Notes issued on or after the date of this Indenture, as follows:

ARTICLE I

DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

Section 1.01.                           Definitions.  For all purposes of this Indenture, except as otherwise expressly provided for or unless the context otherwise requires:

(a)           All references herein to Articles and Sections, unless otherwise specified, refer to the corresponding Articles and Sections of this Indenture; and

(b)           All other terms used in this Indenture, which are defined in the Trust Indenture Act or which are by reference therein defined in the Securities Act (except as herein otherwise expressly provided or unless the context otherwise requires) shall have the meanings assigned to such terms in said Trust Indenture Act and in said Securities Act as in force at the date of the execution of this Indenture.  The words “herein,” “hereof,” “hereunder” and words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.  The terms defined in this Article include the plural as well as the singular.

“Act” means any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders of the Outstanding Notes may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agents duly appointed in writing.

“Additional Interest” shall have the meaning specified in Section 5.03(c).

“Additional Notes” shall have the meaning specified in Section 2.07.

“Additional Shares” shall have the meaning specified in Section 9.01(b).

“Affiliate” of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, “control” when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

“Board of Directors” means either (i) the Board of Directors of the Company, the executive committee or any other committee or director of that board duly authorized to act for it in respect hereof, or (ii) one or more duly authorized officers of the Company to whom the Board of Directors of the Company or a committee thereof has delegated the authority to act with respect to the matters contemplated by this Indenture.

“Business Day” means any day, other than a Saturday or Sunday, or legal holidays on which banks in The City of New York are not required or authorized by law or executive order to be closed.

“Capital Stock” means, with respect to any Person, any capital stock (including preferred stock), shares, interest, participations or other ownership interests (however designated) of such Person and any rights (other than debt securities convertible into or exchangeable for corporate stock), warrants or options to purchase any thereof.

“Close of Business” means 5:00 p.m. (New York City time).

“Common Stock” means, subject to Section 9.06, shares of common stock of the Company, par value $0.0001 per share, at the date of this Indenture or shares of any class or classes resulting from any reclassification or reclassifications thereof and that have no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company and that are not subject to redemption by the Company; provided that if at any time there shall be more than one such resulting class, the shares of each such class then so issuable shall be substantially in the proportion which the total number of shares of such class resulting from all such reclassifications bears to the total number of shares of all such classes resulting from all such reclassifications.

“Commission” means the U.S. Securities and Exchange Commission.

“Company” means the Person named as the “Company” in the first paragraph of this Indenture until a successor corporation shall have become such pursuant to the applicable provisions of the Indenture, and thereafter “Company” shall mean such successor corporation.

“Continuing Directors” means, as of any date of determination, any member of the Board of Directors who:

(a)           was a member of the Board of Directors on the date of this Indenture; or

(b)           was nominated for election or elected to the Board of Directors with the approval of a majority of the Continuing Directors who were members of the Board of Directors at the time of the new director’s nomination or election.

“Conversion Agent” shall mean the Trustee or any successor office or agency where the Notes may be surrendered for exchange.

“Conversion Date” shall have the meaning specified in Section 9.02(b).

“Conversion Notice” shall have the meaning specified in Section 9.02(b).

“Conversion Obligation” shall have the meaning specified in Section 9.01(a).

“Conversion Price” means as of any date $1,000 divided by the Conversion Rate as of such date.

“Conversion Rate” shall have the meaning specified in Section 9.01.

“Corporate Trust Office” means the office of the Trustee at which at any time its corporate trust business shall be administered, which office at the date hereof is located at U.S. Bank National Association, Global Corporate Trust Services, Two Midtown Plaza, 1349 Peachtree Street, Suite 1050, Atlanta, Georgia 30309, Attn: Jack Ellerin, Fax: (404) 848-2467.

“Depositary” means, with respect to the Notes issuable or issued in whole or in part in global form, the person specified in the Notes as the Depositary with respect to such Notes, until a successor shall have been appointed, and thereafter, “Depositary” shall mean or include such successor.

“Distributed Property” shall have the meaning specified in Section 9.04(c).

“Effective Date” shall have the meaning specified in Section 9.01(b)(2).

“Event of Default” means, with respect to the Notes, any event specified in Section 6.01, continued for the period of time, if any, and after the giving of notice, if any, therein designated.

“Ex-Dividend Date” means the first date upon which a sale of the Common Stock does not automatically transfer the right to receive the relevant dividend from the seller of the Common Stock to its buyer.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Fundamental Change” will be deemed to have occurred when any of the following has occurred:

(a)           the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any “person” becomes the “beneficial owner” (as these terms are defined in Rule 13d-3 and Rule 13d-5 under the Exchange Act) of more than 50% of the Capital Stock of the Company that is at that time entitled to vote by the holder thereof in the election of the Board of Directors (or comparable body);

(b)           the first day on which a majority of the members of the Board of Directors are not Continuing Directors;

(c)           the adoption of a plan relating to the liquidation or dissolution of the Company;

(d)           (1) the consolidation or merger of the Company with or into any other Person, or  (2) the sale, lease, transfer, conveyance or other disposition, in one or a series of related transactions, of all or substantially all of the assets of the Company and those of its Subsidiaries taken as a whole to any “person” (as this term is used in Section 13(d)(3) of the Exchange Act); other than:

(i)           any transaction set forth in sub-clause (1) above:  (x) that does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of Capital Stock of the Company; and (y) pursuant to which the holders of 50% or more of the total voting power of all shares of Capital Stock of the Company entitled to vote generally in elections of directors immediately prior to such transaction have the right to exercise, directly or indirectly, 50% or more of the total voting power of all shares of Capital Stock of the Company entitled to vote generally in elections of directors of the continuing or surviving Person immediately after giving effect to such transaction; or

(ii)           any merger solely for the purpose of changing the jurisdiction of incorporation of the Company and resulting in a reclassification, conversion or exchange of outstanding shares of Common Stock solely into shares of common stock of the surviving entity, as long as such shares of the common stock of the surviving entity are listed on the New York Stock Exchange, the NASDAQ Global Market or the NASDAQ Global Select Market; or

(e)           the termination of trading of Common Stock, which will be deemed to have occurred if the Common Stock or other common stock into which the Notes are convertible is not listed on the New York Stock Exchange, the NASDAQ Global Select Market or the NASDAQ Global Market.

Notwithstanding the foregoing, any transaction or event described above will not constitute a Fundamental Change if, in connection with such transaction or event, or as a result therefrom, a transaction described in clauses (a), (d) or (e) above occurs (without regard to any exclusion in clauses (d)(i)(x) and (y) thereunder) and at least 90% of the consideration paid for Common Stock (excluding cash payments for fractional shares and cash payments made pursuant to dissenters’ appraisal rights) consist of shares of common stock (or depositary receipts in respect thereof) traded on any of the New York Stock Exchange, the NASDAQ Global Market or the NASDAQ Global Select Market (or any of their respective successors) (or will be so traded or quoted immediately following the completion of the merger or consolidation or such other transaction) and, as a result of such transaction, the Notes become convertible into such consideration as under Section 9.06 hereof.

“Fundamental Change Company Notice” shall have the meaning specified in Section 10.01(b).

“Fundamental Change Repurchase Date” shall have the meaning specified in Section 10.01(a).

“Fundamental Change Repurchase Notice” shall have the meaning specified in Section 10.01(a)(i).

“Fundamental Change Repurchase Price” shall have the meaning specified in Section 10.01(a).

“Global Note” shall have the meaning specified in Section 2.06(f).

“Holder” or “Holder” or “holder,” as applied to any Note, or other similar terms (but excluding the term “beneficial holder”), means any person in whose name at the time a particular Note is registered on the Note Register.

 “Initial Notes” means the Notes issued on the date of this Indenture.

“Interest” means, when used with reference to the Notes, any interest payable under the terms of the Notes.

“Interest Payment Date” means May 15 and November 15 of each year, beginning on November 15, 2014.

“Last Reported Sale Price” means, with respect to Common Stock or any other security for which a Last Reported Sale Price must be determined, on any date, the closing sale price per share of Common Stock or unit of such other security (or, if no closing sale price is reported, the average of the last bid and last ask prices or, if more than one in either case, the average of the average last bid and the average last ask prices) on such date as reported in composite transactions for the principal U.S. securities exchange on which Common Stock or such other security are traded.  If the Common Stock or such other security are not listed for trading on a United States national or regional securities exchange on the relevant date, the Last Reported Sale Price shall be the last quoted bid price per share of Common Stock or such other security in the over-the-counter market on the relevant date, as reported by Pink OTC Markets Inc. or a similar organization.  If the Common Stock or such other security are not so quoted, the Last Reported Sale Price shall be the average of the mid-point of the last bid and ask prices for the Common Stock or such other security on the relevant date from each of at least three nationally recognized independent investment banking firms selected from time to time by the Board of Directors of the Company for that purpose.  The Last Reported Sale Price shall be determined without reference to extended or after hours trading.

“Maturity Date” means May 30, 2019.

“Merger Event” shall have the meaning specified in Section 9.06(a).

“Note” or “Notes” shall have the meaning specified in the third paragraph of the recitals of this Indenture, and shall include any Additional Notes issued pursuant to Section 2.07.

“Note Register” means, collectively, such registers the Company shall cause to be kept at the Corporate Trust Office of the Trustee or in any such office or agency of the Company in a Place of Payment.

“Note Registrar” means the Trustee, at its Corporate Trust Office, as initially appointed for the purpose of registering Registered Notes and transfers of Registered Notes on the Note Register, and any successors to the Trustee.

“Officer’s Certificate” means a certificate signed by the President or a Vice President and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary, of the Company, delivered to the Trustee.

“Opening of Business” means 9:00 a.m. (New York City time).

“Opinion of Counsel” means a written opinion of counsel, who may be an employee of or counsel for the Company or other counsel satisfactory to the Trustee.

“Outstanding” when used with respect to Notes, means, as of the date of determination, all Notes theretofore authenticated and delivered under this Indenture, except:

(i)           Notes theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

(ii)           Notes, or portions thereof, for whose payment or redemption or repayment at the option of the Holder money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Notes; provided that, if such Notes are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or other provision therefor satisfactory to the Trustee has been made;

(iii)           Notes which have been paid pursuant to the provisions of this Indenture or in exchange for or in lieu of which other Notes have been authenticated and delivered pursuant to this Indenture, other than any such Notes in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Notes are held by a bona fide purchaser in whose hands such Notes are valid obligations of the Company; and

(iv)           Notes that have been converted into Common Stock of the Company pursuant to or in accordance with this Indenture;

provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Notes have given any request, demand, authorization, direction, notice, consent or waiver hereunder or are present at a meeting of Holders for quorum purposes, and for the purpose of making the calculations required by TIA Section 313, Notes owned by the Company or any other obligor upon the Notes or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in making such calculation or in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Notes which a Responsible Officer of the Trustee knows to be so owned shall be so disregarded. Notes so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee’s right so to act with respect to such Notes and that the pledgee is not the Company or any other obligor upon the Notes or any Affiliate of the Company or of such other obligor. Upon the written request of the Trustee, the Company shall furnish to the Trustee promptly an Officers’ Certificate listing and identifying all Notes, if any, known by the Company to be owned by, held by or for the account of the Company, or any other obligor on the Notes or any Affiliate of the Company or such obligor, and subject to the provisions of Article XII, the Trustee shall be entitled to accept such Officers’ Certificate as conclusive evidence of the facts therein set forth and of the fact that all Notes not listed therein are Outstanding for the purpose of any such determination.

“Paying Agent” means any Person authorized by the Company to pay the principal of or interest, if any, on any Notes on behalf of the Company, or if no such Person is authorized, the Company.

“Place of Payment” means, when used with respect to the Notes, the place or places where the principal of and interest on such Notes are payable.

“Person” means any individual, corporation, partnership, limited liability company, joint venture, association, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

“Record Date,” with respect to the payment of interest on any Interest Payment Date, shall have the meaning specified in Section 2.03.

“Reference Property” shall have the meaning specified in Section 9.06(a).

“Registered Note” means any Note which is registered in the Note Register.

“Regular Record Date” for the installment of interest payable on any Interest Payment Date on the Registered Notes means the date specified for that purpose, whether or not a Business Day.

“Resale Restriction Termination Date” shall have the meaning specified in Section 2.06(b).

“Responsible Officer” means, when used with respect to the Trustee, any officer within the corporate trust department of the Trustee (or any successor of the Trustee), including any vice president, assistant vice president, assistant secretary, assistant treasurer, trust officer or any other officer of the Trustee who customarily performs functions similar to those performed by the Persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of such person’s knowledge of and familiarity with the particular subject and who shall have direct responsibility for the administration of this Indenture.

“Restricted Common Stock Legend” means the legend set forth in Exhibit E hereto.

“Restricted Global Note” shall have the meaning specified in Section 2.06(d).

“Restricted Note Legend” means the restricted legend set forth in Exhibit A hereto.

“Restricted Notes” shall have the meaning specified in Section 2.06(a).

“Rule 144” means Rule 144 under the Securities Act, or any similar successor rule or regulation, as amended from time to time.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Spin-Off” shall have the meaning specified in Section 9.04(c).

“Stock Price” means the price paid per share of Common Stock in connection with a Fundamental Change pursuant to which Additional Shares shall be added to the Conversion Rate as set forth in Section 9.01(b) hereof.  If holders of Common Stock receive only cash in such Fundamental Change transaction, then the Stock Price shall be the cash amount paid per share. Otherwise, the Stock Price shall be equal to the average of the Last Reported Sale Prices of the Common Stock over the five consecutive Trading Day period ending on the Trading Day immediately preceding the Effective Date of the Fundamental Change.

“Subsidiary” means, with respect to any Person, any corporation or other entity of which a majority of (i) the voting power of the voting equity securities or (ii) the outstanding equity interests of which are owned, directly or indirectly, by such Person. For the purposes of this definition, “voting equity securities” means equity securities having voting power for the election of directors, whether at all times or only so long as no senior class of security has such voting power by reason of any contingency.

“Trust Indenture Act” or “TIA” means the Trust Indenture Act of 1939, as amended, as it was in force at the date of execution of this Indenture; provided, however, that in the event the Trust Indenture Act of 1939 is amended after the date hereof, the term “Trust Indenture Act” shall mean, to the extent required by such amendment, the Trust Indenture Act of 1939, as so amended.

“Trading Day” means a day during which (i) trading in Common Stock generally occurs and (ii) a Last Reported Sale Price for Common Stock (other than a Last Reported Sale Price referred to in the next to last sentence of such definition) is available for such day; provided that if shares of Common Stock are not admitted for trading or quotation on or by any exchange, bureau or other organization referred to in the definition of Last Reported Sale Price (excluding the next to last sentence of that definition), Trading Day shall mean any Business Day.

“Trigger Event” shall have the meaning specified in Section 9.04(c).

“Unrestricted Global Note” shall have the meaning specified in Section 2.06(d).

“Wholly Owned Domestic Subsidiary” means, with respect to any Person, any corporation or other entity which is not a controlled foreign corporation under Section 957 of the Internal Revenue Code of which 100% of (i) the voting power of the voting equity securities or (ii) the outstanding equity interests of which are owned, directly or indirectly, by such Person.  For the purposes of this definition, “voting equity securities” means equity securities having voting power for the election of directors, whether at all times or only so long as no senior class of security has such voting power by reason of any contingency.

Section 1.02.                           Compliance Certificates and Opinions.

Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officers’ Certificate (which shall include the statements set forth below) stating that, in the opinion of the signer, all conditions precedent, if any, provided for in this Indenture (including covenants, compliance with which constitute conditions precedent) relating to the proposed action have been complied with and an Opinion of Counsel (which shall include the statements set forth below) stating that, in the opinion of such counsel, all such conditions precedent provided for in this indenture relating to the proposed action, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such Officer’s Certificate and Opinion of Counsel is specifically required by another provision of this Indenture relating to such particular application or request, no additional Officer’s Certificate or Opinion of Counsel, as applicable, need be furnished.

Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

(1) a statement that each person signing such certificate or opinion has read such condition or covenant and the definitions herein relating thereto;

(2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

(3) a statement that, in the opinion of each such person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such condition or covenant has been complied with; and

(4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

Section 1.03.                           Form of Documents Delivered to Trustee.

In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion as to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon an Opinion of Counsel, or a certificate or representations by counsel, unless such officer knows, or in the exercise of reasonable care should know, that the opinion, certificate or representations with respect to the matters upon which his certificate or opinion is based are erroneous.  Any Opinion of Counsel or certificate or representations may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information as to such factual matters is in the possession of the Company, unless such counsel knows that the certificate or opinion or representations as to such matters are erroneous.

Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

(a)           Except as herein otherwise expressly provided, any Act shall become effective when such instrument or instruments or record or both are delivered to the Trustee and, where it is hereby expressly required, to the Company.  Proof of execution of any such instrument or of a writing appointing any such agent, or of the holding by any Person of a Note, shall be sufficient for any purpose of this Indenture and conclusive in favor of the Trustee and the Company and any agent of the Trustee or the Company, if made in the manner provided in this Section.  The record of any meeting of Holders of Notes shall be proved in the manner provided in Section 1.05.

(b)           The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other reasonable manner which the Trustee deems sufficient.

(c)           The ownership of Registered Notes shall be proved by the Note Register or by a certificate of the Note Registrar.

(d)           If the Company shall solicit from the Holders of Registered Notes any request, demand, authorization, direction, notice, consent, waiver or other Act, the Company may, at its option, in or pursuant to a Board Resolution, fix in advance a record date for the determination of Holders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other Act, but the Company shall have no obligation to do so. Notwithstanding TIA Section 316(c), such record date shall be the record date specified in or pursuant to such Board Resolution, which shall be a date not earlier than the date 30 days prior to the first solicitation of Holders generally in connection therewith and not later than the date such solicitation is completed. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other Act may be given before or after such record date, but only the Holders of record at the close of business on such record date shall be deemed to be Holders for the purposes of determining whether Holders of the requisite proportion of Outstanding Notes have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other Act, and for that purpose the Outstanding Notes shall be computed as of such record date; provided that no such authorization, agreement or consent by the Holders on such record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than eleven months after the record date.

(e)           Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Note shall bind every future Holder of the same Note and the Holder of every Note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee, any Note Registrar, any Paying Agent, any Authenticating Agent or the Company in reliance thereon, whether or not notation of such Act is made upon such Note.

Section 1.04.                           Notices, etc., to the Trustee and the Company.

Any request, demand, authorization, direction, notice, consent, waiver or Act by the Company, any Holder or the Trustee or other document provided or permitted by this Indenture to be made upon, given or furnished to or filed with the others is duly given if made, given, furnished or filed in writing and delivered in person or mailed by first class mail (registered or certified, return receipt requested), telecopier, or overnight air carrier guaranteeing next day delivery,

(1) to or with the Trustee at its Corporate Trust Office or any other address previously furnished in writing to the Company by the Trustee, or

(2) to the Company addressed to it at the address of its principal office specified in the first paragraph of this Indenture or at any other address previously furnished in writing to the Trustee by the Company.

Section 1.05.                           Acts of Holders

(a)           Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing.  Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments or record or both are delivered to the Trustee and, where it is hereby expressly required, to the Company.  Proof of execution of any such instrument or of a writing appointing any such agent, or the holding by any Person of a Note, shall be sufficient for any purpose of this Indenture and (subject to Article Twelve) conclusive in favor of the Trustee, the Company, if made in the manner provided in this Section 1.05.

(b)           The fact and date of the execution by any Person of any such instrument or writing may be proved (1) by the affidavit of a witness of such execution or by the certificate of any notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof or (2) in any other manner deemed reasonably sufficient by the Trustee.  Where such execution is by or on behalf of any legal entity other than an individual, such certificate or affidavit or other manner shall also constitute proof of the authority of the Person executing the same.  The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner that the Trustee deems sufficient.

(c)           The ownership of Notes shall be proved by the Note Register.

(d)           Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Note shall bind every future Holder of the same Note and the Holder of every Note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, in respect of any action taken, suffered or omitted by the Trustee, the Company in reliance thereon, whether or not notation of such action is made upon such Note.

(e)           The Company may, in the circumstances permitted by the Trust Indenture Act, if applicable, set a record date for purposes of determining the identity of Holders entitled to make, give or take any request, demand, authorization, direction, notice, consent, waiver or other action provided in this Indenture to be made, or to vote on any action authorized or permitted to be taken by Holders; provided that the Company may not set a record date for, and the provisions of this clause shall not apply with respect to, the giving or making of any notice, declaration, request or direction referred to in Section 1.05(f) below.  Unless otherwise specified by the Company, if not set by the Company prior to the first solicitation of a Holder made by any Person in respect of any such action, or in the case of any such vote, prior to such vote, any such record date shall be the later of 20 days prior to the first solicitation of such consent or vote or the date of the most recent list of Holders furnished to the Trustee prior to such solicitation or vote.  If any record date is set pursuant to this clause, the Holders on such record date, and only such Holders, shall be entitled to make, give or take such request, demand, authorization, direction, notice, consent, waiver or other action, whether or not such Holders remain Holders after such record date; provided that no such action shall be effective hereunder unless made, given or taken on or prior to the applicable Expiration Date by Holders of the requisite principal amount of Notes, or each affected Holder, as applicable, in each case on such record date.  Promptly after any record date is set pursuant to this paragraph, the Company, at its own expense, shall cause notice of such record date, the proposed action to be taken by Holders and the applicable Expiration Date to be given to the Trustee in writing and to each Holder in the manner set forth in Section 11.02.

(f)           The Trustee may set any day as a record date for the purpose of determining the Holders entitled to join in the giving or making of (1) any Notice of Default, (2) any declaration of acceleration referred to in Section 6.02, (3) any direction referred to in Section 6.05 or (4) any request to institute proceedings referred to in Section 6.08 and shall incur no liability whatsoever for the setting of such record date.  If any record date is set pursuant to this clause, the Holders on such record date, and no other Holders, shall be entitled to join in such notice, declaration, request or direction, whether or not such Holders remain Holders after such record date; provided that no such action shall be effective hereunder unless made, given or taken on or prior to the applicable Expiration Date by Holders of the requisite principal amount of Notes or each affected Holder, as applicable, in each case on such record date.  Promptly after any record date is set pursuant to this paragraph, the Trustee, at the Company’s expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Company and to each Holder in the manner set forth in Section 11.02.

(g)           Without limiting the foregoing, a Holder entitled to take any action hereunder with regard to any particular Note may do so with regard to all or any part of the principal amount of such Note or by one or more duly appointed agents, each of which may do so pursuant to such appointment with regard to all or any part of such principal amount.  Any notice given or action taken by a Holder or its agents with regard to different parts of such principal amount pursuant to this paragraph shall have the same effect as if given or taken by separate Holders of each such different part.

(h)           Without limiting the generality of the foregoing, a Holder, including a Depositary that is the Holder of a Global Note, may make, give or take, by a proxy or proxies duly appointed in writing, any request, demand, authorization, direction, notice, consent, waiver or other action provided in this Indenture to be made, given or taken by Holders, and a Depositary, that is the Holder of a Global Note may provide its proxy or proxies to the beneficial owners of interests in any such Global Note through such Depositary’s standing instructions and customary practices.

(i)           The Company may fix a record date for the purpose of determining the Persons who are beneficial owners of interests in any Global Note held by a Depositary entitled under the procedures of such Depositary, if any, to make, give or take, by a proxy or proxies duly appointed in writing, any request, demand, authorization, direction, notice, consent, waiver or other action provided in this Indenture to be made, given or taken by Holders; provided that if such a record date is fixed, only the Holders on such record date or their duly appointed proxy or proxies shall be entitled to make, give or take such request, demand, authorization, direction, notice, consent, waiver or other action, whether or not such Holders remain Holders after such record date.  No such request, demand, authorization, direction, notice, consent, waiver or other action shall be effective hereunder unless made, given or taken on or prior to the applicable Expiration Date.

(j)           With respect to any record date set pursuant to this Section 1.05, the party hereto that sets such record date may designate any day as the “Expiration Date” and from time to time may change the Expiration Date to any earlier or later day; provided that no such change shall be effective unless notice of the proposed new Expiration Date is given to the other party hereto in writing, and to each Holder of Notes in the manner set forth in Section 11.02 or in a press release, on or prior to the existing Expiration Date.  If an Expiration Date is not designated with respect to any record date set pursuant to this Section 1.05, the party hereto which set such record date shall be deemed to have initially designated the 120th day after such record date as the Expiration Date with respect thereto, subject to its right to change the Expiration Date as provided in this clause.

ARTICLE II

ISSUE, DESCRIPTION, EXECUTION, REGISTRATION AND EXCHANGE OF NOTES

Section 2.01.                           Designation and Amount.  The Notes shall be designated as the “4.50% Senior Convertible Notes due 2019.”  The aggregate principal amount of Notes that may be authenticated and delivered under this Indenture is initially limited to $46,000,000 subject to Section 2.07 and except for Notes authenticated and delivered upon registration or transfer of, or in exchange for, or in lieu of other Notes pursuant to Section 2.06, Section 2.04, Section 9.02 and Section 10.01 hereof.

Section 2.02.                           Form of Notes.  The Notes and the Trustee’s certificate of authentication to be borne by such Notes shall be substantially in the form set forth in Exhibit A hereto.

Any of the Notes may have such letters, numbers or other marks of identification and such notations, legends or endorsements as the officers executing the same may approve (execution thereof to be conclusive evidence of such approval) and as are not inconsistent with the provisions of this Indenture, or as may be required by the Depositary, as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any securities exchange or automated quotation system on which the Notes may be listed or designated for issuance, or to conform to usage or to indicate any special limitations or restrictions to which any particular Notes are subject.

A Global Note shall represent such principal amount of the Outstanding Notes as shall be specified therein and shall provide that it shall represent the aggregate principal amount of Outstanding Notes from time to time endorsed thereon and that the aggregate principal amount of Outstanding Notes represented thereby may from time to time be increased or reduced to reflect repurchases, conversions, transfers or exchanges permitted hereby.  Any endorsement of a Global Note to reflect the amount of any increase or decrease in the amount of Outstanding Notes represented thereby shall be made by the Trustee or the Custodian, at the direction of the Trustee, in such manner and upon instructions given by the Holder of such Notes in accordance with this Indenture.  Payment of principal and accrued and unpaid interest on a Global Note shall be made to the Holder of such Note on the date of payment, unless a Record Date or other means of determining Holders eligible to receive payment is provided for herein.

The terms and provisions contained in the form of Note attached as Exhibit A hereto are incorporated herein and shall constitute, and are hereby expressly made, a part of this Indenture and to the extent applicable, the Company and the Trustee, by their execution and delivery of this Indenture, expressly agree to such terms and provisions and to be bound thereby.  However, to the extent any provision of any note conflicts with the express provisions of this indenture, the provisions of this Indenture shall govern and be controlling.

Section 2.03.                           Date and Denomination of Notes; Payments of Interest.  The Notes shall be issuable in registered form without coupons in denominations of $1,000 principal amount and integral multiples thereof.  Each Note shall be dated the date of its authentication and shall bear interest from the date specified on the face of the form of Note attached as Exhibit A hereto.  Interest on the Notes shall be computed on the basis of a 360-day year comprised of twelve 30-day months.  If a Interest Payment Date is not a Business Day, payment will be made on the next succeeding business day, and no additional interest will accrue thereon.

The Person in whose name any Note is registered on the Note Register at the Close of Business on any Record Date with respect to any Interest Payment Date shall be entitled to receive the accrued and unpaid interest payable on such Interest Payment Date.  Interest shall be payable at the office of the Company maintained by the Company for such purposes in the Borough of Manhattan, City of New York, which shall initially be an office or agency of the Trustee.  The Company shall pay interest (i) on any Notes in certificated form by check mailed to the address of the Person entitled thereto as it appears in the Note Register (or upon written application by such Person to the Note Registrar not later than the relevant Record Date, by wire transfer in immediately available funds to such Person’s account within the United States, if such Person is entitled to interest on an aggregate principal in excess of $2,000,000) or (ii) on any Global Note by wire transfer of immediately available funds to the account of the Depositary or its nominee.  The term “Record Date” with respect to any Interest Payment Date shall mean the May 1 or November 1 preceding the applicable May 15 or November 15 Interest Payment Date, respectively.

Section 2.04.                           Mutilated, Destroyed, Lost, and Stolen Notes.

If any mutilated Note is surrendered to the Trustee or the Company, together with such security or indemnity as may be required by the Company or the Trustee to save each of them or any agent of either of them harmless, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefore a new Note of the same principal amount, containing identical terms and provisions and bearing a number not contemporaneously outstanding.

If there shall be delivered to the Company and to the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Note, and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of actual notice to the Company or the Trustee that such Note has been acquired by a bona fide purchaser, the Company shall execute and upon its written request the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Note, a new Note of the same principal amount, containing identical terms and provisions and bearing a number not contemporaneously outstanding.

Notwithstanding the provisions of the previous two paragraphs, in case any such mutilated, destroyed, lost or stolen Note has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Note, pay such Note.

Upon the issuance of any new Note under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

Every new Note issued pursuant to this Section in lieu of any mutilated, destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Company, whether or not the mutilated, destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes, if any, duly issued hereunder.

The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

Registered Notes shall be issuable in denominations of $1,000 and any integral multiple thereof.

Section 2.05.                           Execution, Authentication, Delivery and Dating.

The Notes thereto shall be executed on behalf of the Company by its Chief Executive Officer, under its corporate seal reproduced thereon, and attested by its Chief Financial Officer. The signature of any of these officers on the Notes may be manual or facsimile signatures of the present or any future such authorized officer and may be imprinted or otherwise reproduced on the Notes.

Notes bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Notes or did not hold such offices at the date of such Notes.

At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Notes, executed by the Company to the Trustee for authentication, together with a company order for the authentication and delivery of such Notes, and the Trustee in accordance with the company order shall authenticate and deliver such Notes. In authenticating such Securities, the Trustee shall be entitled to receive, and shall be fully protected in relying upon, an Opinion of Counsel stating:

 (a) that the form or forms and terms of such Notes have been duly authorized by the Company and established in conformity with the provisions of this Indenture; and

(b) that such Notes when authenticated and delivered by the Trustee or its authenticating agent and issued by the Company in the manner and subject to any reasonable conditions specified in such Opinion of Counsel, will constitute legal, valid and binding obligations of the Company, enforceable in accordance with their terms, subject to customary exceptions.

Section 2.06.                           Exchange and Registration of Transfer of Notes; Restrictions on Transfer; Depositary.

(a)           Every Note (and all securities issued in exchange therefor or in substitution thereof) that bears, or is required under this Section 2.06 to bear, the Restricted Note Legend (together with any Common Stock issued upon conversion of the Notes that bears, or is required under this Section 2.06 to bear, the Restricted Common Stock Legend, collectively, the “Restricted Notes”) shall be subject to the restrictions on transfer set forth in this Section 2.06 (including those set forth in the Restricted Note Legend and the Restricted Common Stock Legend, as applicable), unless such restrictions on transfer shall be waived by written consent of the Company following receipt of legal advice, satisfactory to the Company in its sole discretion, supporting the permissibility of the waiver of such transfer restrictions, and the Holder of each such Note or shareholder of such Common Stock, as applicable, by such Holder’s or shareholder’s acceptance thereof, agrees to be bound by all such restrictions on transfer. As used in this Section 2.06, the term “transfer” means any sale, pledge, loan, transfer or other disposition whatsoever of any Restricted Note or any interest therein.

(b)           Until the date that is one year after the last date of the original issuance of the Notes or such later date, if any, as may be required by applicable laws (such applicable date, the “Resale Restriction Termination Date”):  (i) each certificate evidencing a Note shall bear the Restricted Note Legend and (ii) each certificate evidencing shares of Common Stock issued upon conversion of the Notes shall bear the Restricted Common Stock Legend; unless such Restricted Note has been sold pursuant to a registration statement that has been declared effective under the Securities Act (and which continues to be effective at the time of such transfer) or sold pursuant to Rule 144, or unless otherwise agreed by the Company in writing as set forth above, with written notice thereof to the Trustee.

(c)           In connection with any transfer of the Notes prior to the Resale Restriction Termination Date, the holder must complete and deliver the Form of Assignment and Transfer attached hereto as Exhibit D, with the appropriate box checked, to the Trustee (or any successor Trustee, as applicable).

(d)           Any Notes that are Outstanding following the Resale Restriction Termination Date and any Notes as to which the conditions for the removal of the Restricted Note Legend set forth thereon have been satisfied may, upon surrender of such Notes to the Note Registrar for exchange in accordance with the provisions of this Section 2.06, be exchanged for a new Note or Notes, of like tenor and aggregate principal amount, which shall not bear the Restricted Note Legend. If such Note surrendered for exchange is represented by a Global Note bearing the Restricted Note Legend (the “Restricted Global Note”), then the principal amount of the Restricted Global Note shall be reduced by the appropriate principal amount and the principal amount of the Global Note without a Restricted Note Legend (the “Unrestricted Global Note”) shall be increased by an equal principal amount.  If the Unrestricted Global Note is not then Outstanding, the Company shall promptly execute and the Trustee shall authenticate and deliver the Unrestricted Global Note to the Depositary.

(e)           The Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this instrument or under applicable law with respect to any transfer of any interest in any Note other than to require delivery of such certificates and other documentation or evidence as are expressly required by the terms of this instrument, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

(f)           So long as the Notes are eligible for book-entry settlement with the Depositary, unless otherwise required by law, all Notes shall be represented by one or more Notes in global form (each, a “Global Note”) registered in the name of the Depositary or the nominee of the Depositary.  The transfer and exchange of beneficial interests in a Global Note, which does not involve the issuance of a definitive Note, shall be effected through the Depositary (but not the Trustee or the Custodian) in accordance with this Indenture (including the restrictions on transfer set forth herein) and the procedures of the Depositary therefor.

Section 2.07.                           Additional Notes; Repurchases.  The Company may, without the consent of the Holders and notwithstanding Section 2.01, increase the principal amount of the Notes by issuing additional Notes (“Additional Notes”) in the future in an unlimited aggregate principal amount on the same terms and conditions, except for any differences in the issue price and interest accrued prior to the issue date of the Additional Notes and, at the option of the Company, the first payment of interest following the issue date of such Additional Notes; provided that such differences do not cause the Additional Notes to constitute a different class of securities than the Notes for U.S. federal income tax purposes; provided further, that the Additional Notes have the same CUSIP number as the Initial Notes; and provided further, however, that the Additional Notes may have a different CUSIP number on a temporary basis if necessary to comply with applicable U.S. securities laws.  The Notes and any Additional Notes shall rank equally and ratably and shall be treated as a single class for all purposes under this Indenture including, without limitation, for purposes of any waivers, supplements or amendments to this Indenture requiring the approval of Holders of the Notes and any offers to purchase the Notes. Any Additional Notes will be issued pursuant to a supplement to this Indenture.  All provisions of this Indenture shall be construed and interpreted to permit the issuance of such Additional Notes and to allow such Additional Notes to become fungible and interchangeable with the Initial Notes issued under the Indenture.  No Additional Notes may be issued if an Event of Default has occurred with respect to the Notes and is continuing.

Section 2.08.                           No Sinking Fund.  No sinking fund is provided for the Notes and the notes will not be subject to defeasance.

Section 2.09.                           Ranking.  The Notes constitute a senior general unsecured obligation of the Company, ranking equally in right of payment with all of the existing and future senior indebtedness of the Company and ranking senior in right of payment to any future indebtedness of the Company that is expressly made subordinate to the Notes by the terms of such indebtedness.

ARTICLE III

REDEMPTION

Section 3.01.                           No Right to Redeem.  The Notes shall not be redeemable before the Maturity Date at the option of the Company.

ARTICLE IV

SATISFACTION AND DISCHARGE

Section 4.01.                           Satisfaction and Discharge.

When (a) the Company delivers to the Registrar all outstanding Notes (other than Notes replaced pursuant to Section 2.07) for cancellation or (b) all outstanding Notes have become due and payable, and the Company irrevocably deposits with the Trustee or delivers to the Holders, as applicable, cash and/or shares of Common Stock or Reference Property (in the case of shares of Common Stock or Reference Property, as the case may be, solely to satisfy outstanding conversions, if applicable) sufficient to pay all amounts due and owing on all outstanding Notes (other than Notes replaced pursuant to Section 2.07), whether at the Maturity Date, on a Fundamental Change Repurchase Date, upon declaration of acceleration, upon conversion or otherwise, and if in any case the Company pays all other sums payable hereunder by the Company with respect to the outstanding Notes, then this Indenture shall, subject to Section 9.06, cease to be of further effect with respect to the Notes or any Holders.  The Trustee shall acknowledge satisfaction and discharge of this Indenture with respect to the Notes on demand of the Company accompanied by an Officers’ Certificate and an Opinion of Counsel, each stating that all conditional precedent herein provided for relating to the satisfaction and discharge in this Indenture have been complied with, at the cost and expense of the Company.

ARTICLE V

PARTICULAR COVENANTS OF THE COMPANY

Section 5.01.                           Payment of Principal and Interest.

(a)           Interest, if any, on any Registered Note that is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Note (or one or more Predecessor Notes) is registered at the close of business on the Regular Record Date for such interest at the office or agency of the Company maintained for such purpose; provided, however, that each installment of interest, if any, on any Registered Note may at the Company’s option be paid by (i) mailing a check for such interest, payable to or upon the written order of the Holder, to the address of such Person as it appears on the Note Register or (ii) transfer to an account maintained by the payee located inside the United States.

(b)           The Company covenants and agrees for the benefit of the Holders that it will duly and punctually pay the principal of and interest on and any Additional Interest payable in respect of the Notes in accordance with the terms of such Notes and this Indenture.

(c)           With respect to a Holder of any certificated notes having a principal amount of less than $2,000,000, accrued and unpaid interest on such Holder’s Notes shall be paid on the corresponding Interest Payment Date by check  mailed to the Holders of those Notes; provided, however, that, with respect to any Holder of certificated notes with an aggregate principal amount in excess of $2,000,000, at the application of such Holder in writing to the Note Registrar not later than the relevant Record Date, accrued and unpaid interest on such Holder’s Notes shall be paid on the corresponding Interest Payment Date by wire transfer in immediately available funds to such Holder’s account in the United States supplied by such Holder from time to time to the Trustee and Paying Agent (if different from Trustee); provided further that payment of accrued and unpaid interest made to the Depositary shall be paid by wire transfer in immediately available funds in accordance with such wire transfer instructions and other procedures provided by the Depositary from time to time.

(d)           A Holder of any Notes at 5:00 p.m. New York City time, on a Record Date shall be entitled to receive interest on such Notes on the corresponding Interest Payment Date.  A Holder of any Notes as of a Record Date that are converted after 5:00 p.m. New York City time on such Record Date and prior to the Opening of Business on the corresponding Interest Payment Date shall be entitled to receive accrued and unpaid interest on the principal amount of such Notes, notwithstanding the conversion of such Notes prior to such Interest Payment Date.

(e)           Notwithstanding anything to the contrary in the Indenture, the Company may pay accrued and unpaid interest (including Additional Interest, if any) to a Person other than the Holder of record on the Record Date immediately prior to the Maturity Date.  On the Maturity Date, the Company shall pay accrued and unpaid interest only to the Person to whom the Company pays the principal amount of the Notes.

Section 5.02.                           Maintenance of Office or Agency for Conversion Agent.  If at any time the Conversion Agent is not the Trustee or an office or agency designated or appointed by the Trustee, the Company will give prompt written notice to the Trustee of the location of such Conversion Agent.  If at any time the Company shall fail to maintain an office or agency for the Conversion Agent, presentations, surrenders, notices and demands related to conversions of Notes may be made or served at the Corporate Trust Office or the office or agency of the Trustee in the Borough of Manhattan, the City of New York.

Section 5.03.                           Reports by Company; 144A Information.

(a)           For so long as the Notes are outstanding, the Company shall file with the SEC the Company’s annual and quarterly reports, information, documents and other reports (or copies of such portions of any of the foregoing as the SEC may by rules and regulations prescribe) which the Company is required to file with the SEC pursuant to Section 13 or 15(d) of the Exchange Act and will file such annual and quarterly reports, information, documents and other reports (or copies of such portions of any of the foregoing as the SEC may by rules and regulations prescribe) with the Trustee, and make such information available through the mail or on the Company’s website, within 15 days of the date on which it would be required to file the same with the SEC (giving effect to any grace period provided by Rule 12b-25 under the Exchange Act).  Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee’s receipt of such shall not constitute actual or constructive notice or knowledge of any information contained therein or determinable from information contained therein, including the Company’s compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely conclusively on Officers’ Certificates).  Any such report, information or document that the Company files with the SEC through the SEC’s EDGAR database shall be deemed delivered to the Trustee for purposes of this Section 5.03(a) at the time of such filing through the EDGAR database; provided however, that the Trustee shall have no obligation whatsoever to determine if such filing has taken place. Notwithstanding anything to the contrary in this Section 5.03, the Company, to the extent permitted under the Trust Indenture Act, shall not be required to deliver to the Trustee or the Holders any material for which the Company has sought and received confidential treatment by the Commission.

(b)           The Company covenants and agrees that it shall, at any time it is not subject to Section 13 or 15(d) of the Exchange Act, we will, so long as any Notes or any shares of Common Stock issuable upon conversion thereof will, at such time, constitute Restricted Notes, make available to the Trustee and will, upon written request, provide to any Holder or beneficial owner of Notes or any shares of Common Stock issuable upon conversion of such Notes the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act to facilitate the resale of such Notes or shares of Common Stock pursuant to Rule 144A under the Securities Act.

(c)           If, at any time during the six-month period beginning on, and including, the date that is six months after the last date of original issuance of the Notes (including the last date of original issuance of additional Notes pursuant to the exercise of the Initial Purchaser’s overallotment option pursuant to the Purchase Agreement), the Company fails to timely file any document or report that it is required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act, as applicable (after giving effect to all applicable grace periods thereunder and other than reports on Form 8-K), the Company shall pay additional interest on the Notes (“Additional Interest”).  Such Additional Interest shall accrue on the Notes at the rate of 0.50% per annum of the principal amount of the Notes outstanding for each day during such period for which the Company’s failure to file has occurred and is continuing or for which such restrictions on transfer are applicable (ending on the Free Trade Date).

(d)           If, and for so long as, the Restrictive Notes Legend has not been removed from the Notes, the Notes are assigned a restricted CUSIP number or the Notes are not otherwise Freely Tradable by Holders other than the Company’s Affiliates (without restrictions pursuant to U.S. securities law or the terms of this Indenture or the Notes) as of the 375th day after the last date of original issuance of the Notes (including the last date of original issuance of additional Notes pursuant to the exercise of the Initial Purchaser’s overallotment option pursuant to the Purchase Agreement), the Company shall pay Additional Interest on the Notes.  Such Additional Interest will accrue on the Notes at the rate of 0.50% per annum of the principal amount of Notes outstanding until the Restrictive Notes Legend has been removed in accordance with Section 2.13, the Notes are assigned an unrestricted CUSIP number and the Notes are Freely Tradable by Holders other than the Company’s Affiliates (without restrictions pursuant to U.S. securities law or the terms of this Indenture or the Notes).

(e)           Additional Interest will be payable in arrears on each Interest Payment Date following accrual in the same manner as regular interest on the Notes.

(f)           The obligation of the Company to pay Additional Interest pursuant to Section 5.03(c) or Section 5.03(d) is separate and distinct from, and in addition to, the obligation of the Company to pay Additional Interest under Section 6.01; provided that, in no event will the rate of any Additional Interest payable under this Section 5.03, when taken together with that of Additional Interest payable as described in Section 6.01, exceed a total rate of 0.50% per annum.

(g)           If Additional Interest is payable by the Company pursuant to Section 5.03(c) or Section 5.03(d), the Company shall deliver to the Trustee an Officers’ Certificate to that effect stating (i) the amount of such Additional Interest that is payable and (ii) the date on which such Additional Interest is payable.  Unless and until a Responsible Officer of the Trustee receives at the Corporate Trust Office such a certificate, the Trustee may assume without inquiry that no such Additional Interest is payable.  If the Company has paid Additional Interest directly to the Persons entitled to it, the Company shall deliver to the Trustee an Officers’ Certificate setting forth the particulars of such payment.  The Trustee shall not at any time be under any duty or responsibility to any Holders or persons to determine whether any Additional Interest is payable and the amount thereof.

(h)           If the Company is required to pay Additional Interest pursuant to this Section 5.03 the Company may elect to designate an effective shelf registration statement for the resale of the Notes.  For each day on which such shelf registration statement remains effective and usable by Holders for the resale of the Notes, notwithstanding Section 5.03(c) or Section 5.03(d), Additional Interest will not accrue under Section 5.03(c) or Section 5.03(d).  Any such registration will be effected on terms customary for the resale of convertible notes generally offered in reliance upon Rule 144A under the Securities Act.

Section 5.04.                           Portfolio Interest Exemption.  The Company agrees that payments of interest on a Note will be eligible for the “portfolio interest” exemption from U.S. federal withholding tax under Sections 871(h) and 881(c) of the U.S. Internal Revenue Code of 1986, as amended, provided that the beneficial owner of such Note provides the appropriate IRS Form W-8, and that the beneficial owner is not a 10-percent shareholder of the Company, a controlled foreign corporation to which the Company is related, or a bank extending credit to the Company in the ordinary course of its trade or business.

ARTICLE VI

DEFAULTS AND REMEDIES

Section 6.01.                           Events of Default; Notice of Default.  The following events shall be Events of Default with respect to the Notes:

(a)           failure by the Company to pay any interest (including Additional Interest, if any) on the Notes when due and such failure continues for a period of 30 calendar days;

(b)           failure by the Company to pay principal of the Notes when due at the Maturity Date, or failure by the Company to pay the repurchase price payable, in respect of any Notes when due;

(c)           failure by the Company to deliver shares of Common Stock upon the conversion of any Notes and such failure continues for five calendar days following the scheduled settlement date for such conversion;

(d)           failure by the Company for a period of five calendar days to issue a Fundamental Change Company Notice in accordance with Section 10.01 when due;

(e)           failure by the Company to perform or observe any other term covenant or agreement in the Notes or this Indenture for a period of 60 calendar days after written notice of such failure is given to us by the Trustee or to us and the Trustee by the Holders of at least 25% in aggregate principal amount of the Notes then Outstanding;

(f)           failure by the Company to pay when due (whether at stated maturity or otherwise) or a default that results in the acceleration of maturity, of any indebtedness for borrowed money of the Company or any of its Significant Subsidiaries, other than indebtedness that is non-recourse to the Company or indebtedness in an aggregate amount not in excess of $10,000,000 (or its foreign currency equivalent), unless such indebtedness is discharged, or such acceleration is rescinded, stayed or annulled, within a period of 30 calendar days after written notice of such failure is given to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in aggregate principal amount of the Notes then Outstanding; and

(g)           the Company or any Significant Subsidiary pursuant to or within the meaning of any Bankruptcy Law:

(A)	commences a voluntary case,

(B)	consents to the entry of an order for relief against it in an involuntary case,

(C)	consents to the appointment of a Custodian of it or for all or substantially all of its property, or

(D)	makes a general assignment for the benefit of its creditors; or

(h)	a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

(A)	is for relief against the Company or any Significant Subsidiary in an involuntary case,

(B)	appoints a Custodian of the Company or any Significant Subsidiary or for all or substantially all of either of its property, or

(C)	orders the liquidation of the Company or any Significant Subsidiary, and the order or decree remains unstayed and in effect for 90 days; or

As used in this Section 6.01, the term “Bankruptcy Law” means Title 11, U.S. Code or any similar Federal or state law for the relief of debtors and the term “Custodian” means any receiver, trustee, assignee, liquidator or other similar official under any Bankruptcy Law.

The Company shall be required to notify the Trustee within five (5) Business Days of it becoming aware of the occurrence of any default under the Indenture with respect to the Notes.  The Trustee shall then be required within ninety (90) Calendar Days of becoming aware of the occurrence of any default to give to the Registered Holders of the Notes notice of all uncured defaults known to it; provided, however, that the Trustee may withhold notice to the Holders of the Notes of any default, except defaults in payment of principal or interest (including Additional Interest, if any) on, or a failure to deliver the consideration upon conversion of, the notes, if the Trustee, in good faith, determines that the withholding of such notice is in the interests of the Holders.  The Company shall be further required to deliver to the Trustee, on or before a date not more than one-hundred twenty (120) Calendar Days after the end of each Fiscal Year, a written statement as to compliance with the Indenture, including whether any default has occurred.

Section 6.02.                           Acceleration; Additional Interest.

(a)           If an Event of Default discussed in clauses (a) through (f) of Section 6.01 with respect to Notes at the time Outstanding occurs and is continuing, or the Company fails to deliver the consideration due upon conversion of the Notes, then and in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Notes may declare the principal of all the Outstanding Notes and any accrued and unpaid cash interest through the date of such declaration to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by the Holders), and upon any such declaration such principal or specified portion thereof shall become immediately due and payable.

At any time after such a declaration of acceleration with respect to Notes has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee and the Trustee, may rescind and annul such declaration and its consequences if:

(i)           the Company has paid or deposited with the Trustee a sum sufficient to pay in the currency, currency unit or composite currency in which the Notes are payable:

(A)           all overdue installments of interest on and any Additional Interest payable in respect of all Outstanding Notes;

(B)           the principal of any Outstanding Notes which have become due otherwise than by such declaration of acceleration and interest thereon at the rate or rates borne by or provided for in such Notes;

(C)           to the extent that payment of such interest is lawful, interest upon overdue installments of interest and any Additional Interest at the rate or rates borne by or provided for in such Notes; and

(D)           all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel; and

(ii)           all Events of Default with respect to Notes, other than the nonpayment of the principal of or interest, if any, on Notes which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 6.03.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

If an Event of Default described in clause (g) or (h) of Section 6.02 occurs and is continuing, then the principal of all the Outstanding Notes and any accrued interest through the occurrence of such Event of  default, shall become due and payable immediately, without any declaration or other act by the Trustee or any other Holder

(b)           For the avoidance of doubt, this Section 6.02 will not affect the rights of Holders of Notes in the event of the occurrence of any other Event of Default.

Section 6.03.                           Waiver of Past Defaults.

The Holders of not less than a majority in principal amount of the Notes Outstanding may, on behalf of the Holders of all the Notes, consent to the waiver of any past default or Event of Default under the Indenture and its consequences, except:

i.	failure by the Company to pay principal of or interest (including Additional Interest, if any) on the Notes when due;

ii.	failure by the Company to deliver shares of Common Stock upon the conversion of any Notes;

iii.
failure by the Company to pay the Fundamental Change Repurchase Price on the Fundamental Change Repurchase Date in connection with a Holder of Notes exercising its repurchase rights in accordance with the Indenture; or

iv.
failure of the Company to comply with a covenant or provision of the Indenture which under Article VII cannot be modified or amended without the consent of the Holder of each Outstanding Note  affected.

Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture and the Notes; but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon.

Section 6.04.                           Collection of Indebtedness and Suits for Enforcement by Trustee.

The Company covenants that if:

(1) default is made in the payment of any installment of interest on any Note when such interest becomes due and payable and such default continues for a period of 30 days, or

(2) default is made in the payment of the principal of any Note at its Maturity Date, then the Company will, upon demand of the Trustee, pay to the Trustee, for the benefit of the Holders of such Notes, the whole amount then due and payable on such Notes for principal and interest, with interest upon any overdue principal and, to the extent that payment of such interest shall be legally enforceable, upon any overdue installments of interest at the rate or rates borne by or provided for in such Notes, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, and may prosecute such proceeding to judgment or final decree, and may enforce the same against the Company or any other obligor upon such Notes and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon such Notes , wherever situated.

If an Event of Default with respect to Notes occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Notes by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

Section 6.05.                           Trustee May File Proofs of Claim.

In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Notes or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise:

(i)           to file and prove a claim for the whole amount, or such lesser amount as may be provided for in the Notes, of principal and interest owing and unpaid in respect of the Notes and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and

(ii)           to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator (or other similar official) in any such judicial proceeding is hereby authorized by each Holder of Notes to make such payments to the Trustee, and in the event that the Trustee shall consent, in writing, to the making of such payments directly to the Holders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee and any predecessor Trustee, their agents and counsel, and any other amounts due the Trustee or any predecessor Trustee under Section 12.06.

Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder of a Note any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder of a Note in any such proceeding.

Section 6.06.                           Trustee May Enforce Claims Without Possession of Notes.

All rights of action and claims under this Indenture or any of the Notes may be prosecuted and enforced by the Trustee without the possession of any of the Notes or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Notes in respect of which such judgment has been recovered.

Section 6.07.                           Application of Money Collected.

Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal or any interest, upon presentation of the Notes, and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

FIRST:  To the payment of all amounts due the Trustee and any predecessor Trustee under Section 12.06,

SECOND:  To the payment of the amounts then due and unpaid upon the Notes for principal and interest payable, in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the aggregate amounts due and payable on such Notes for principal and interest and Additional Interest, and

THIRD:  To the payment of the remainder, if any, to the Company.

Section 6.08.                           Limitation on Suits.

No Holder of any Note shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

(1) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Notes;

(2) the Holders of not less than 25% in principal amount of the Outstanding Notes shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

(3) such Holder or Holders have offered to the Trustee indemnity satisfactory to the Trustee against the costs, expenses and liabilities to be incurred in compliance with such request;

(4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

(5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Notes; it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders or to obtain or to seek to obtain priority or preference over any other Holders.

Section 6.09.                           Unconditional Right of Holders to Receive Principal Interest and Additional Interest.

Notwithstanding any other provision in this Indenture, the Holder of any Note shall have the right which is absolute and unconditional to receive payment of the principal of and interest on such Note on the respective due dates expressed in such Note (or, in the case of redemption, on the Redemption Date) and to convert or exchange such Notes in accordance with Article Nine to institute suit for the enforcement of any such payment, conversion or exchange and such rights shall not be impaired without the consent of such Holder.

Section 6.10.                           Restoration of Rights and Remedies.

If the Trustee or any Holder of a Note has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case the Company, the Trustee and the Holders of Notes shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding has been instituted.

Section 6.11.                           Rights and Remedies Cumulative.

Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes in the second to last paragraph of Section 2.04, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders of Notes is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

Section 6.12.                           Delay or Omission Not Waiver.

No delay or omission of the Trustee or of any Holder of any Note to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or any acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders of Notes, as the case may be.

Section 6.13.                           Control by Holders of Notes.

The Holders of not less than a majority in principal amount of the Outstanding Notes  shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee hereunder or under the Notes; provided that

(1) such direction shall not be in conflict with any rule of law or with this Indenture,

(2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction, and

(3) the Trustee need not take any action which might involve it in personal liability or be unduly prejudicial to the Holders of Notes  not joining therein (but the Trustee shall have no obligation as to the determination of such undue prejudice).

Section 6.14.                           Waiver of Stay or Extension Laws.

The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

Section 6.15.                           Undertaking for Costs.

All parties to this Indenture agree, and each Holder of any Note by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys’ fees, against any party litigant in such suit having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Outstanding Notes, or to any suit instituted by any Holder for the enforcement of the payment of the principal of or interest on or Additional Interest payable with respect to any Note on or after the respective Stated Maturities expressed in such Note (or in the case of redemption, on or after the Redemption Date).

ARTICLE VII

SUPPLEMENTAL INDENTURES

Section 7.01.                           Supplemental Indentures Without Consent of Holders.  Without the consent of any Holders of the Notes, the Company, when authorized by or pursuant to a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental to the Indenture, in form satisfactory to the Trustee, for any of the following purposes:

(1)	to provide for conversion rights of Holders and the obligation of the Company in connection with a Fundamental Change in the event of any Merger Event;

(2)	to secure the Notes;

(3)
to provide for the assumption of the Company’s obligations to Holders in the event of a merger or consolidation, or sale, conveyance, transfer or lease of the Company’s property and assets substantially as an entirety;

(4)	to surrender any right or power conferred upon the Company;

(5)	to add to the covenants of the Company for the benefit of the Holders;

(6)	to cure any ambiguity or correct or supplement any inconsistent or otherwise defective provision contained in this Indenture;

(7)
conform the provisions of this Indenture to the “Description of the Notes” section contained in the Private Placement Memorandum for the Notes, dated May 28, 2014, as amended on May 29, 2014, as supplemented by the pricing term sheet dated May 29, 2014;

(8)	to increase the Conversion Rate;

(9)	to add guarantees of obligations under the Notes; and

(10)	provide for a successor Trustee.

Section 7.02.                           Supplemental Indentures with Consent of Holders.

With the consent of the Holders of not less than a majority in principal amount of all Outstanding Notes affected by such supplemental indenture, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by or pursuant to a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Notes under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Note affected thereby:

(a)           change the stated maturity of the principal of or any installment of principal of or interest on, any Note; or reduce the principal amount thereof or the rate or amount of interest thereon or any Additional Interest payable in respect thereof upon the redemption thereof, or change any obligation of the Company to pay Additional Interest pursuant to Section 5.03 (except as contemplated by Section 8.01 and permitted by Section 7.01(a)(3), or adversely affect any right of repayment at the option of the Holder of any Note, or change any Place of Payment where, or the currency or currencies, currency unit or units or composite currency or currencies in which, the principal of any Note or any Additional Interest payable in respect thereof or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the stated maturity thereof;

(b)           reduce the percentage in principal amount of the Outstanding Notes, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (or compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture;

(c)           modify any of the provisions of Section 7.01 or this Section 7.02 or Section 6.03, except to increase the required percentage to effect such action or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Note affected thereby;

(d)           make any change that adversely affects the rights to convert any Note as provided in Article IX or decrease the Conversion Rate or increase the Conversion Price of any such Note;

(e)           the obligation of the Company to maintain an office in New York City; or

(f)           change the Company’s obligation to repurchase any Notes upon a Fundamental Change in a manner adverse to the Holders after the occurrence of a Fundamental Change.

Section 7.03.                           Reserved.

Section 7.04.                           Modification and Amendment with Consent of Holders.

No supplemental indenture shall, without the consent of the Holder of each Outstanding Note affected thereby:

(a)           make any change that affects the right of any Holder to convert Notes into shares of the Company’s Common Stock or reduce the number of shares of Common Stock receivable upon conversion pursuant to the terms of the Indenture;

(b)           change the Company’s obligation to repurchase any Notes upon a Fundamental Change in a manner adverse to the Holders after the occurrence of a Fundamental Change.

Section 7.05.                           Execution of Supplemental Indentures.

In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modification thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and shall be fully protected in relying upon, an Officers’ Certificate and Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture and that all conditions precedent to the execution of such supplemental indenture have been complied with and that such supplemental indenture will be a valid and binding obligation of the Company enforceable upon the Company in accordance with its terms. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee’s own rights, duties or immunities under this Indenture or otherwise.

Section 7.06.                           Effect of Supplemental Indentures.  Upon the execution of any supplemental indenture under this Article, the Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of the Indenture for all purposes; and every Holder of Notes theretofore or thereafter authenticated and delivered hereunder.

Section 7.07.                           Conformity with the Trust Indenture Act.

Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.

Section 7.08.                           Reference in Notes to Supplemental Indentures.

Notes authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Notes so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Notes .

Section 7.09.                           Notice of Supplemental Indentures.

Promptly after the execution by the Company and the Trustee of any supplemental indenture pursuant to the provision of Section 7.02, the Company shall give notice thereof to the Holders of each Outstanding Note affected setting forth in general terms the substance of such supplemental indenture.

ARTICLE VIII

CONSOLIDATION, MERGER, SALE, LEASE OR CONVEYANCE

Section 8.01.                           Consolidation, Merger and Sale of Assets.

The Company will not, in a single transaction or a series of related transactions, consolidate with or merge with or into any other Person, or sell, convey, transfer or lease its property and assets substantially as an entirety to another Person, unless:

(1)
either (a) the Company shall be the continuing corporation or (b) the resulting, surviving or transferee Person (if other than the Company) shall be a corporation or limited liability company organized and existing under the laws of the United States of America, any State thereof or the District of Columbia, provided that any stock into which the Notes will be convertible will be the stock of an entity that is a corporation for U.S. federal income tax purposes (the “Successor Company”), and such Successor Company shall expressly assume, by an indenture supplemental to the Indenture in a form reasonably satisfactory to the Trustee, executed and delivered to the Trustee, and a supplemental agreement, all the obligations of the Company under the Notes and the Indenture;

(2)	immediately after giving effect to such transaction, no default or Event of Default has occurred and is continuing;

(3)
if as a result of such transaction the Notes become convertible into common stock or other securities issued by a third party, such third party fully and unconditionally guarantees all obligations of the Company or the Successor Company, as the case may be, under the Notes and the Indenture; and

(4)
the Company shall have delivered to the Trustee an Officers’ Certificate and an Opinion of Counsel to the effect that any such consolidation, merger, sale, lease or conveyance, and the assumption by any successor entity, complies with the provisions of this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

Section 8.02.                           Succession.  In case of any such consolidation, merger, sale, conveyance, transfer or lease and upon the assumption by the Successor Company, by supplemental indenture, executed and delivered to the Trustee and satisfactory in form to the Trustee, of the due and punctual payment of the principal of and accrued and unpaid interest on all of the Notes, the due and punctual delivery or payment, as the case may be, of any consideration due upon conversion of the Notes and the due and punctual performance of all of the covenants and conditions of this Indenture to be performed by the Company, such Successor Company (if not the Company) shall succeed to and, except in the case of a lease of all or substantially all of the Company’s properties and assets, shall be substituted for the Company, with the same effect as if it had been named herein as the party of the first part.  Such Successor Company thereupon may cause to be signed, and may issue either in its own name or in the name of the Company any or all of the Notes issuable hereunder which theretofore shall not have been signed by the Company and delivered to the Trustee; and, upon the order of such Successor Company instead of the Company and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee shall authenticate and shall deliver, or cause to be authenticated and delivered, any Notes that previously shall have been signed and delivered by the officers of the Company to the Trustee for authentication, and any Notes that such Successor Company thereafter shall cause to be signed and delivered to the Trustee for that purpose.  All the Notes so issued shall in all respects have the same legal rank and benefit under this Indenture as the Notes theretofore or thereafter issued in accordance with the terms of this Indenture as though all of such Notes had been issued at the date of the execution hereof.  In the event of any such consolidation, merger, sale, conveyance or transfer (but not in the case of a lease), upon compliance with this Article VIII the Person named as the “Company” on the cover of this Indenture (or any successor that shall thereafter have become such in the manner prescribed in this Article VIII) may be dissolved, wound up and liquidated at any time thereafter and, except in the case of a lease, such Person shall be released from its liabilities as obligor and maker of the Notes and from its obligations under this Indenture and the Notes. In case of any such consolidation, merger, sale, conveyance, transfer or lease, such changes in phraseology and form (but not in substance) may be made in the Notes thereafter to be issued as may be appropriate.

ARTICLE IX

CONVERSION OF NOTES

Section 9.01.                           Conversion Privilege.

Upon compliance with the provisions of this Article IX, a Holder of Notes shall have the right, at such Holder’s option, to convert all or any portion (if the portion to be converted is $1,000 principal amount or an integral multiple thereof) of such Note at any time prior to the Close of Business on the scheduled Business Day immediately preceding the Maturity Date at a rate (the “Conversion Rate”) of 57.4300 shares of Common Stock (subject to adjustment by the Company as provided in Section 9.04) per $1,000 principal amount of Notes (the “Conversion Obligation”).

Section 9.02.                           Conversion Procedures.

(a)           Each Note shall be convertible at the office of the Conversion Agent and, if applicable, in accordance with the procedures of the Depositary.

(b)           In order to exercise the conversion privilege with respect to any interest in a Global Note, the Holder must complete the appropriate instruction form for conversion pursuant to the Depositary’s book-entry conversion program, furnish appropriate endorsements and transfer documents if required by the Company or the Conversion Agent, pay all taxes or duties, if any, for which the Holder is responsible in respect of any transfer involved in the delivery of shares of securities in a name other than that of the Holder of the Note or Notes to be exchanged or converted, and the Conversion Agent must be informed of the conversion in accordance with the customary practice of the Depositary.  In order to exercise the conversion privilege with respect to any certificated Notes, the Holder of any such Notes to be converted, in whole or in part, shall:

(i)           complete and manually sign the conversion notice provided on the back of the Note and attached hereto as Exhibit B (the “Conversion Notice”) or a facsimile of the Conversion Notice;

(ii)           deliver the completed Conversion Notice, which is irrevocable, and the Note to the Conversion Agent;

(iii)           if required, furnish appropriate endorsements and transfer documents; and

(iv)           if required, pay all taxes or duties which may be payable in respect of any transfer involved in the delivery of shares of securities in a name other than that of the Holder of the Note or Notes to be exchanged or converted.

The date on which the Holder satisfies all of the applicable requirements set forth in this Section 9.02(b) is the “Conversion Date.”  The Conversion Agent will, as promptly as possible, and in any event within two (2) Business Days of the receipt thereof, provide the Company with notice of any conversion by a Holder of the Notes.

(c)           Each Conversion Notice shall state the name or names (with address or addresses) in which any certificate or certificates for shares of Common Stock which shall be issuable upon such conversion shall be issued.  All such Notes surrendered for conversion shall, unless the shares of Common Stock issuable upon conversion are to be issued in the same name as the registration of such Notes, be duly endorsed by, or be accompanied by instruments of transfer in form satisfactory to the Company duly executed by, the Holder or his duly authorized attorney.

(d)           In case any Notes of a denomination greater than $1,000 shall be surrendered for partial conversion, the Company shall execute and the Trustee shall authenticate and deliver to the Holder of the Notes so surrendered, without charge, new Notes in authorized denominations in an aggregate principal amount equal to the unconverted portion of the surrendered Notes.

Each conversion shall be deemed to have been effected as to any such Notes (or portion thereof) surrendered for conversion immediately prior to the Close of Business on the relevant Conversion Date.  The person in whose name the certificate or certificates for the number of shares of Common Stock that shall be issuable upon such conversion shall become the holder of record of such shares of Common Stock as of the Close of Business on such Conversion Date.  Notwithstanding the foregoing and anything contained in this Indenture to the contrary, in no event shall a Holder be entitled to the benefit of a Conversion Rate adjustment pursuant to the provisions of Article IX hereof in respect of Notes surrendered for conversion if, by virtue of being deemed the record holder of the shares of Common Stock issuable upon such conversion pursuant to the foregoing sentence, such Holder participates, as a result of being such holder of record, in the transaction or event that would otherwise give rise to such Conversion Rate adjustment to the same extent and in the same manner as holders of shares of Common Stock generally.

(e)           Upon the conversion of an interest in Global Notes, the Trustee (or other Conversion Agent appointed by the Company) shall make a notation on such Global Notes as to the reduction in the principal amount represented thereby.  The Company shall notify the Trustee in writing of any conversions of Notes effected through any Conversion Agent other than the Trustee.

(f)           Notwithstanding the foregoing, a Note in respect of which a Holder has delivered a Fundamental Change Repurchase Notice exercising such Holder’s option to require the Company to purchase such Note may be converted only if such Fundamental Change Repurchase Notice is withdrawn in accordance with Article X hereof prior to the Close of Business on the Fundamental Change Purchase Date.

Section 9.03.                           Payments Upon Conversion.

(a)           Upon any conversion of any Notes, on the third Business Day immediately following the Conversion Date, the Company shall deliver to the converting Holder a number of shares of Common Stock equal to (i) the aggregate principal amount of such Notes to be converted divided by $1,000, multiplied by (ii) the Conversion Rate in effect as of such Conversion Date, together with any cash payment for any fractional share of Common Stock as described in this Section 9.03.

(b)           [RESERVED]

(c)           Upon any conversion, any accrued and unpaid interest (including any Additional Interest) will be paid by the Company in cash.  Holders of Notes on a Record Date for an interest payment who convert Notes prior to the corresponding Interest Payment Date for such Notes will receive on the corresponding Interest Payment Date for such Notes the interest accrued and unpaid on such Notes.

(d)           The Company shall not issue fractional shares of Common Stock upon conversion of Notes.  If multiple Notes shall be surrendered for conversion at one time by the same Holder, the number of full shares which shall be issuable upon conversion shall be computed on the basis of the aggregate principal amount of the Notes (or specified portions thereof to the extent permitted hereby) so surrendered.  If any fractional share of Common Stock would be issuable upon the conversion of any Notes, the Company shall make payment therefor in cash in lieu of fractional shares of Common Stock based on the Last Reported Sale Price on the relevant Conversion Date.

Section 9.04.                           Adjustment of Conversion Rate.  The Conversion Rate shall be adjusted from time to time by the Company as follows:

(a)           If the Company issues shares of Common Stock as a dividend or distribution on shares of Common Stock, or effects a share split or share combination, then the Conversion Rate shall be adjusted based on the following formula:

where

CR¢	=
the Conversion Rate in effect immediately after the Close of Business on the record date for such dividend or distribution or immediately after the Opening of Business on the effective date of such share split or combination, as the case may be;

CR0	=
the Conversion Rate in effect immediately prior to the Close of Business on the record date for such dividend or distribution or immediately prior to the Opening of Business on the effective date of such share split or combination, as the case may be;

OS0	=
the number of shares of Common Stock outstanding at 5:00 p.m., New York City time, on the Trading Day immediately preceding the record date for such dividend or distribution or the effective date of such share split or combination; and

OS¢	=	the number of shares of Common Stock that would be outstanding immediately after giving effect to such dividend, distribution, share split or combination, as the case may be.

Such adjustment shall become effective immediately after the Close of Business on the record date for such dividend or distribution or  immediately after the Opening of Business on the effective date of such share split or combination, as the case may be.  If any dividend or distribution of the type described in this Section 9.04(a) is declared but not so paid or made, or the outstanding shares of Common Stock are not subdivided or combined, as the case may be, the Conversion Rate shall be immediately readjusted, effective as of the date the Board of Directors determines not to pay such dividend or distribution, or subdivide or combine the outstanding shares of Common Stock, as the case may be, to the Conversion Rate that would then be in effect if such dividend, distribution, subdivision or combination had not been declared.

(b)           In case the Company shall issue to all or substantially all holders of its Common Stock any rights or warrants (other than rights issued pursuant to a shareholders’ rights plan) entitling them for a period of not more than 45 days from the issuance date for such distribution to subscribe for or purchase shares of Common Stock, at a price per share less than the Last Reported Sale Price of the Common Stock on the Trading Day immediately preceding the declaration date of such distribution, then the Conversion Rate shall be adjusted based on the following formula:

where

CR¢	=	the Conversion Rate in effect immediately after the Close of Business on the record date for such distribution;

CR0	=	the Conversion Rate in effect immediately prior to the Close of Business on the record date for such distribution;

OS0	=	the number of shares of Common Stock outstanding at 5:00 p.m., New York City time, on the Trading Day immediately preceding the record date for such distribution;

X	=	the total number of shares of Common Stock issuable pursuant to such rights or warrants; and

Y	=
the number of shares of Common Stock equal to the aggregate price payable to exercise such rights or warrants, divided by the average of the Last Reported Sale Prices of Common Stock over the 10 consecutive Trading Day period ending on the Trading Day immediately preceding the announcement date for such distribution.

Such adjustment shall be successively made whenever any such rights or warrants are issued and shall become effective immediately after the Close of Business on the record date for such distribution.  If such rights or warrants are not so exercised prior to their expiration, the Conversion Rate shall again be adjusted to be the Conversion Rate that would then be in effect had the increase with respect to such rights or warrants been made on the basis of delivery of only the number of shares of Common Stock actually delivered.

In determining whether any rights or warrants entitle the holder thereof to subscribe for or purchase shares of Common Stock at a price per share less than the Last Reported Sale Price of the Common Stock on the Trading Day immediately preceding the declaration date of such distribution, and in determining the aggregate offering price of such Common Stock, there shall be taken into account any consideration received by the Company for such rights or warrants and any amount payable on exercise or conversion thereof, where the value of such consideration, if other than cash, shall be determined by the Board of Directors.

(c)           In case the Company shall distribute shares of Capital Stock, evidences of indebtedness or other assets or property to all or substantially all holders of its Common Stock (excluding dividends and distributions as to which an adjustment is required to be effected in Section 9.04(a) or Section 9.04(b), dividends or distributions paid exclusively in cash, and distributions described below in this Section 9.04(c) with respect to Spin-Offs (as defined below)) (any of such shares of Capital Stock, evidences of indebtedness or other asset or property hereinafter in this Section 9.04(c) called the “Distributed Property”), then, in each such case the Conversion Rate shall be adjusted based on the following formula:

where

CR¢	=	the Conversion Rate in effect immediately after the Close of Business on the record date for such distribution;

CR0	=	the Conversion Rate in effect immediately prior to the Close of Business on the record date for such distribution;

SP0	=
the average of the Last Reported Sale Prices of the Common Stock over the ten consecutive Trading Day period ending on the Trading Day immediately preceding the Ex-Dividend Date for such distribution; and

FMV	=
the fair market value (as determined by the Board of Directors or a committee thereof) of the Distributed Property distributed with respect to each outstanding share of Common Stock as of the Opening of Business on the Ex-Dividend Date for such distribution.

Such adjustment shall become effective immediately after the Close of Business on the record date for shareholders entitled to receive such distribution; provided that (1) if the then fair market value (as so determined) of the portion of the Distributed Property so distributed applicable to one share of Common Stock is  equal to or greater than SP0 as set forth above or (2) if SP0 exceeds the fair market value of the Distributed Property by less than $1.00, in lieu of the foregoing adjustment, adequate provision shall be made so that each Holder shall have the right to receive, for each $1,000 principal amount of Notes upon conversion, the amount of Distributed Property such Holder would have received had such Holder converted such Notes immediately prior to the record date for determining the shareholders of the Company entitled to receive the Distributed Property.  If such dividend or distribution is not so paid or made, the Conversion Rate shall again be adjusted to be the Conversion Rate that would then be in effect if such dividend or distribution had not been declared.  If the Board of Directors determines the fair market value of any distribution for purposes of this Section 9.04(c) by reference to the actual or when issued trading market for any securities, it must in doing so consider the prices in such market over the same period used in determining SP0 above.

With respect to an adjustment pursuant to this Section 9.04(c) where there has been a payment of a dividend or other distribution on the Common Stock in shares of Capital Stock of any class or series, or similar equity interest, of or relating to a Subsidiary or other business unit of the Company that are listed on a national or regional securities exchange (a “Spin-Off”), then the Conversion Rate will be increased based on the following formula:

where

CR¢	=	the Conversion Rate in effect immediately after the Close of Business on the record date for the Spin-Off;

CR0	=	the Conversion Rate in effect immediately prior to the Close of Business on the record date for the Spin-Off;

FMV	=
the average of the Last Reported Sale Prices of the Capital Stock or other similar equity interest distributed to holders of Common Stock applicable to one share of Common Stock over the first ten consecutive Trading Day period immediately following, and including, the Ex-Dividend Date for such Spin-Off (such period, the “Valuation Period”); and

MP0	=	the average of the Last Reported Sale Prices of Common Stock over the Valuation Period.

Such adjustment shall occur immediately after the Opening of Business on the day after the last day of the Valuation Period but will be given effect as of the Opening of Business on the record date for the Spin-Off; provided that in respect of any conversion within the ten Trading Days following any Spin-Off, references within this Section 9.04(c) to ten Trading Days shall be deemed replaced with such lesser number of Trading Days as have elapsed between such Spin-Off and the Conversion Date in determining the applicable Conversion Rate.

(d)           In case the Company shall pay any cash dividends or distributions paid exclusively in cash to all or substantially all holders of Common Stock (other than dividends or distributions to which Section 9.06 applies), then the Conversion Rate will be increased based on the following formula:

where

CR¢	=	the Conversion Rate in effect immediately after the Close of Business on the record date for such dividend or distribution;

CR0	=	the Conversion Rate in effect immediately prior to the Close of Business on the record date for such distribution;

SP0	=	the Last Reported Sale Price of the Common Stock on the Trading Day immediately preceding the Ex-Dividend Date for such distribution;

C	=	the amount in cash per share that the Company distributes to holders of Common Stock.

Such adjustment shall become effective immediately prior to the Opening of Business on the record date for such dividend or distribution.

(e)           In case the Company or any of its Subsidiaries makes a payment in respect of a tender offer or exchange offer for Common Stock, to the extent that the cash and value of any other consideration included in the payment per share of Common Stock exceeds the Last Reported Sale Price of the Common Stock on the Trading Day next succeeding the last date on which tenders or exchanges may be made pursuant to such tender or exchange offer, then the Conversion Rate shall be increased based on the following formula:

where

CR¢	=	the Conversion Rate in effect immediately prior to the Opening of Business on the Trading Day next succeeding the date such tender offer or exchange offer expires;

CR0	=	the Conversion Rate in effect at 5:00 p.m., New York City time on the day such tender offer or exchange offer expires;

AC	=	the aggregate value of all cash and any other consideration (as determined by the Board of Directors or a committee thereof) paid or payable for shares purchased in such tender or exchange offer;

SP¢	=
the average of the Last Reported Sale Prices of Common Stock over the ten consecutive Trading Day period commencing on, and including, the Trading Day next succeeding the date such tender or exchange offer expires (the “Averaging Period”);

OS¢	=
the number of shares of Common Stock outstanding immediately after the Close of Business on the date such tender or exchange offer expires (after giving effect to such tender offer or exchange offer); and

OS0	=	the number of shares of Common Stock outstanding immediately prior to the date such tender or exchange offer expires (prior to giving effect to such tender offer or exchange offer).

Such adjustment shall become effective immediately prior to the Opening of Business on the day following the last day of the Averaging Period, but will be given effect as of the Opening of Business on the Trading Day next succeeding the date such tender offer or exchange offer expires; provided that in respect of any conversion within the ten Trading Days following the date such tender offer or exchange offer expires, references within this Section 9.04(e) to ten Trading Days shall be deemed replaced with such lesser number of Trading Days as have elapsed between such date and the Conversion Date in determining the applicable Conversion Rate.

(f)           For purposes of this Section 9.04 the term “record date” shall mean, with respect to any dividend, distribution or other transaction or event in which the holders of shares of Common Stock have the right to receive any cash, securities or other property or in which the shares of Common Stock (or other applicable security) is exchanged for or converted into any combination of cash, securities or other property, the date fixed for determination of shareholders of the Company entitled to receive such cash, securities or other property (whether such date is fixed by the Board of Directors or by statute, contract or otherwise).

(g)           All calculations and other determinations under this Article IX shall be made by the Company in accordance with Section 11.14 hereof and shall be made to the nearest cent or to the nearest one-ten thousandth (1/10,000) of a share, as the case may be.  No adjustment shall be made for the Company’s issuance of Common Stock or any securities convertible into or exchangeable for Common Stock, or the right to purchase Common Stock or such convertible or exchangeable securities, other than as provided in this Section 9.04.  No adjustment shall be made to the Conversion Rate unless such adjustment (taken together with any carried-forward adjustments) would require a change of at least 1% in the Conversion Rate then in effect at such time.  The Company shall carry forward any adjustments that are less than 1% of the Conversion Rate, take such carried-forward adjustments into account in any subsequent adjustment, and make such carried forward adjustments, regardless of whether the aggregate adjustment is less than 1%, (i) annually on the anniversary of the first date of issue of the Notes and otherwise (ii)(1) upon conversion or (2) prior to any Fundamental Change Repurchase Date, unless such adjustment has already been made.

(h)           Whenever the Conversion Rate is adjusted as herein provided, the Company shall promptly file with the Trustee and any Conversion Agent other than the Trustee an Officers’ Certificate setting forth the Conversion Rate after such adjustment and setting forth a brief statement of the facts requiring such adjustment.  The Trustee and Conversion Agent may conclusively rely on the accuracy of the Conversion Rate adjustment provided by the Company.  Unless and until a Responsible Officer of the Trustee shall have received such Officers’ Certificate, the Trustee shall not be deemed to have knowledge of any adjustment of the Conversion Rate and may assume without inquiry that the last Conversion Rate of which it has knowledge is still in effect.  Promptly after delivery of such certificate, the Company shall prepare a notice of such adjustment of the Conversion Rate setting forth the adjusted Conversion Rate and the date on which each adjustment becomes effective and shall issue a press release containing the relevant information and make the information available on the Company’s website or through another public medium as the Company may use at such time.

(i)           For purposes of this Section 9.04, the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock.

Section 9.05.                           Shares to be Fully Paid.  Subject to Section 9.03(d), the Company shall provide, free from preemptive rights, sufficient Common Stock to provide for conversion of the Notes from time to time as such Notes are presented for conversion.

Section 9.06.                           Effect of Reclassification, Consolidation, Merger or Sale.

(a)           If the Company:

(i)           reclassifies or changes its Common Stock (other than changes resulting from a subdivision or combination); or

(ii)           consolidates or merges with or into any person or sells, leases, transfers, conveys or otherwise disposes of all or substantially all of its assets and those of its Subsidiaries taken as a whole to another Person;

and in either case holders of Common Stock receive stock, other securities or other property or assets (including cash or any combination thereof) with respect to or in exchange for their Common Stock (any such event, a “Merger Event”), then from and after the effective date of such Merger Event, the Company or the successor or purchasing Person, as the case may be, shall execute with the Trustee a supplemental indenture providing that at and after the effective time of such Merger Event, each Outstanding Note will, without the consent of Holders of the Notes, become convertible in accordance with the Indenture into the consideration the holders of Common Stock received in such Merger Event (such consideration, the “Reference Property”).  If the Merger Event causes the Common Stock to be converted into the right to receive more than a single type of consideration (determined based in part upon any form of shareholder election), the Reference Property into which the Notes will become convertible will be deemed to be the kind and amount of consideration elected to be received by a majority of Common Stock which voted for such election (if electing between two types of consideration) or a plurality of Common Stock which voted for such an election (if electing between more than two types of consideration), as the case may be.  The Company shall not become a party to any such Merger Event unless its terms are consistent with this Section 9.06 in all material respects.

(b)           The Company shall cause notice of the execution of such supplemental indenture to be mailed to each Holder, at the address of such Holder as it appears on the register of the Notes maintained by the Note Registrar, within 20 days after execution thereof.  Failure to deliver such notice shall not affect the legality or validity of such supplemental indenture.  The above provisions of this Section 9.06 shall similarly apply to successive Merger Events.  If this Section 9.06 applies to any Merger Event involving a distribution of property that becomes Reference Property for the Notes, Section 9.04 shall not apply to such distribution.

(c)           Such supplemental indenture described in clause (a) above shall provide for anti-dilution and other adjustments that shall be as nearly equivalent as is possible to the adjustments provided for in this Article IX.  If, in the case of any Merger Event, the Reference Property includes shares of stock, securities or other property or assets (including cash or any combination thereof) of a Person other than the successor or purchasing corporation, as the case may be, in such Merger Event, then such supplemental indenture shall also be executed by such other Person and shall contain such additional provisions to protect the interests of the Holders of the Notes as the Board of Directors shall reasonably consider necessary by reason of the foregoing, including the provisions providing for the purchase rights set forth in Article X.

Section 9.07.                           Effect of a Non-Stock Change of Control.

If and only to the extent a Holder elects to convert its Notes in connection with a transaction described under clauses (a), (d) or (e) under the definition of a Fundamental Change (determined after giving effect to the exceptions to, and exclusions from, such definition, but without regard to the exception set forth in clause (d)(i) hereof) (a “Non-Stock Change of Control”), the Company shall increase the Conversion Rate as described below. The number of additional shares by which the conversion is increased (the “additional shares”) shall be determined by reference to the table below, based on the date on which the Non-Stock Change of Control becomes effective (the “Effective Date”) and the price (the “Stock Price”) paid per share for the Common Stock in such Non-Stock Change of Control. If Holders of the Common Stock receive only cash in such transaction, the price paid per share shall be the cash amount paid per share. Otherwise, the price paid per share shall be the average of the last reported sale prices of the Common Stock on the five trading days prior to but not including the effective date of such Non-Stock Change of Control. The Company shall notify Holders of the anticipated effective date of any Fundamental Change at least 20 calendar days prior to such date.

A Conversion of the Notes by a Holder will be deemed for these purposes to be “in connection with” a Non-Stock Change of Control if the conversion notice is received by the Conversion Agent following the effective date of the Non-Stock Change of Control but before the close of business on the Business Day immediately preceding the related Repurchase Date.

The number of additional shares shall be adjusted in the same manner as and as of any date on which the Conversion Rate of the Notes is adjusted according to Section 9.04.  The stock prices set forth in the first row of the table below (i.e., the column headers) will be simultaneously adjusted to equal the stock prices immediately prior to such adjustment, multiplied by a fraction, the numerator of which is the conversion rate immediately prior to the adjustment and the denominator of which is the conversion rate as so adjusted.

The following table sets forth the number of additional shares by which the conversion rate shall be increased:

Stock Price

Effective Date

	$13.93	$15.00	$16.25	$17.41	$18.50	$20.00	$22.50	$25.00	$30.00	$40.00	$50.00	$60.00	$75.00
05/30/2014	14.3575	12.6893	10.9696	9.6590	8.6235	7.4395	5.9228	4.8023	3.2868	1.6955	0.9241	0.5024	0.1758
05/30/2015	14.3575	12.2622	10.4761	9.1302	8.0778	6.8885	5.3913	4.3081	2.8809	1.4396	0.7656	0.4045	0.1297
05/30/2016	14.3575	11.7404	9.8443	8.4383	7.3556	6.1538	4.6812	3.6511	2.3516	1.1224	0.5786	0.2946	0.0817
05/30/2017	14.3575	11.1554	9.0497	7.5253	6.3792	5.1440	3.7000	2.7504	1.6494	0.7347	0.3679	0.1799	0.0375
05/30/2018	14.3575	10.2773	7.7372	5.9728	4.7068	3.4240	2.0783	1.3238	0.6368	0.2571	0.1351	0.0645	0.0000
05/30/2019	14.3575	9.2367	4.1085	0.0000	0.0000	0.0000	0.0000	0.0000	0.0000	0.0000	0.0000	0.0000	0.0000

The exact stock price and Effective Dates may not be set forth on the table, in which case, if the stock price is:

•
between two stock price amounts on the table or the effective date is between two dates on the table, the number of additional shares will be determined by straight-line interpolation between the number of additional shares set forth for the higher and lower stock price amounts and the two dates, as applicable, based on a 360-day year;

•	in excess of $75.00 per share (subject to adjustment), no additional shares will be issued upon conversion;

•	less than $13.93 per share (subject to adjustment), no additional shares will be issued upon conversion.

Notwithstanding the foregoing, in no event will the total number of shares of common stock issuable upon conversion exceed 71.7875 per $1,000 principal amount of the notes, subject to adjustments in the same manner as the conversion rate.

Additional shares deliverable as described in this Section 9.07 shall be delivered on the Settlement Date applicable to the relevant conversion.

Section 9.08.                           Intentionally Omitted.

Section 9.09.                           Shareholder Rights Plans.  To the extent that any future shareholders’ rights plan adopted by the Company is in effect upon conversion of the Notes into Common Stock, Holders shall receive, in addition to any Common Stock issuable upon such conversion, the rights under the applicable rights agreement unless the rights have separated from the Common Stock at the time of conversion of the Notes, in which case, the Conversion Rate will be adjusted at the time of such separation as if the Company distributed to all holders of its Common Stock shares of its Capital Stock, evidences of indebtedness or assets as described in Section 9.04(c), subject to readjustment in the event of the expiration, termination or redemption of such rights. If, and only if, the Holders receive rights under such shareholders’ rights plan as described in the preceding sentence upon conversion of their Notes, then no other adjustment pursuant to this Article IX shall be made in connection with such shareholders’ rights plan.

ARTICLE X

REPURCHASE OF NOTES AT OPTION OF HOLDERS

Section 10.01.                           Repurchase at Option of Holders Upon a Fundamental Change.

(a)           If a Fundamental Change occurs at any time prior to the Maturity Date, then each Holder shall have the right, at such Holder’s option, to require the Company to repurchase all of such Holder’s Notes or any portion thereof that is a multiple of $1,000 principal amount, for cash on or after the Close of Business on the date (the “Fundamental Change Repurchase Date”) specified by the Company that is not less than twenty (20) calendar days and not more than thirty-five (35) calendar days after the date of the Fundamental Change Company Notice (as defined below) at a repurchase price equal to 100% of the principal amount thereof, together with accrued and unpaid interest thereon (including Additional Interest, if any) to, but excluding, the Fundamental Change Repurchase Date (the “Fundamental Change Repurchase Price”); provided, however, if the Fundamental Change Repurchase Date is after a Record Date and on or prior to the corresponding Interest Payment Date, the accrued and unpaid interest (including Additional Interest, if any) will be paid on the Fundamental Change Repurchase Date to the Holder of record on the Record Date.

Repurchases of Notes under this Section 10.01 shall be made, at the option of the Holder thereof, upon:

(i)           delivery to the Trustee (or other Paying Agent appointed by the Company) by a Holder of a duly completed notice (the “Fundamental Change Repurchase Notice”) in the form set forth on the reverse of the Note at any time prior 5:00 p.m., New York City Time, on the Fundamental Change Repurchase Date; and

(ii)           delivery or book-entry transfer of the Notes to the Trustee (or other Paying Agent appointed by the Company) at any time after delivery of the Fundamental Change Repurchase Notice (together with all necessary endorsements) at the Corporate Trust Office of the Trustee (or other Paying Agent appointed by the Company) in the Borough of Manhattan, such delivery being a condition to receipt by the Holder of the Fundamental Change Repurchase Price therefor; provided that such Fundamental Change Repurchase Price shall be so paid pursuant to this Section 10.01 only if the Note so delivered to the Trustee (or other Paying Agent appointed by the Company) shall conform in all respects to the description thereof in the related Fundamental Change Repurchase Notice.

The Fundamental Change Repurchase Notice shall state:

(A)           if certificated, the certificate numbers of Notes to be delivered for repurchase;

(B)           the portion of the principal amount of Notes to be repurchased, which must be $1,000 or an integral multiple thereof;

(C)           that the Notes are to be repurchased by the Company pursuant to the applicable provisions of the Notes and the Indenture; and

(D)           if such Fundamental Change Repurchase Notice is delivered prior to the occurrence of a Fundamental Change pursuant to a definitive agreement giving rise to a Fundamental Change, that the Holder acknowledges that the Company’s offer is conditioned on the occurrence of such Fundamental Change.

provided, however, that if the Notes are not in certificated form, the Fundamental Change Repurchase Notice must comply with appropriate procedures of the Depositary.

Any repurchase by the Company contemplated pursuant to the provisions of this Section 10.01 shall be consummated by the delivery of the consideration to be received by the Holder promptly following the later of the Fundamental Change Repurchase Date and the time of the book-entry transfer or delivery of the Note.

The Trustee (or other Paying Agent appointed by the Company) shall promptly notify the Company of the receipt by it of any Fundamental Change Repurchase Notice or written notice of withdrawal thereof in accordance with the provisions of Section 10.01(c).

Any Note that is to be repurchased only in part shall be surrendered to the Trustee (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and make available for delivery to the Holder of such Note without service charge, a new Note or Notes, containing identical terms and conditions, each in an authorized denomination in aggregate principal amount equal to and in exchange for the unrepurchased portion of the principal of the Note so surrendered.

(b)           At any time following the Company entering into a definitive agreement that, if consummated, would give rise to a Fundamental Change, but in any event not later than the fifth (5th) calendar day after the occurrence of a Fundamental Change, the Company shall provide to all Holders of record of the Notes as of the date of the Fundamental Change Company Notice at their addresses shown in the Note Register (and to beneficial owners to the extent required by applicable law) and the Trustee and Paying Agent a written notice (the “Fundamental Change Company Notice”) of the occurrence of such Fundamental Change and of the repurchase right at the option of the Holders arising as a result thereof.  Such mailing shall be by first class mail.  Simultaneously with providing such Fundamental Change Company Notice, the Company shall publish a notice containing the information included therein once in a newspaper of general circulation in The City of New York or publish such information on the Company’s website or through such other public medium as the Company may use at such time.

Each Fundamental Change Company Notice shall specify:

(i)           the events causing the Fundamental Change;

(ii)           the date of the Fundamental Change;

(iii)           if such Fundamental Change Company Notice is delivered prior to the occurrence of a Fundamental Change pursuant to a definitive agreement giving rise to a Fundamental Change, that the offer is conditioned on the occurrence of such Fundamental Change;

(iv)           that the Holder must exercise the repurchase right prior to the Close of Business on the Fundamental Change Repurchase Date;

(v)           the Fundamental Change Repurchase Price;

(vi)           the Fundamental Change Repurchase Date;

(vii)           the name and address of the Paying Agent and the Conversion Agent;

(viii)           the applicable Conversion Rate and any adjustments to the applicable Conversion Rate;

(ix)           that the Notes with respect to which a Fundamental Change Repurchase Notice has been delivered by a Holder may be converted only if the Holder withdraws the Fundamental Change Repurchase Notice in accordance with the terms of the Indenture; and

(x)           the procedures that Holders must follow to require the Company to repurchase their Notes.

No failure of the Company to give the foregoing notices and no defect therein shall limit the Holders’ repurchase rights or affect the validity of the proceedings for the repurchase of the Notes pursuant to this Section 10.01.

(c)           A Fundamental Change Repurchase Notice may be withdrawn by delivering a written notice of withdrawal to the Paying Agent in accordance with the Fundamental Change Company Notice at any time prior to the 5:00 p.m., New York City time, on the Fundamental Change Repurchase Date, specifying:

(i)           the principal amount of the Notes with respect to which such notice of withdrawal is being submitted;

(ii)           the principal amount, if any, of such Notes that remains subject to the original Fundamental Change Repurchase Notice, which portion must be in principal amounts of $1,000 or an integral multiple of $1,000; and

(iii)           if certificated Notes have been issued, the certificate numbers of the withdrawn Notes; and

provided, however, that if the Notes are not in certificated form, the notice must comply with appropriate procedures of the Depositary.  The Paying Agent will promptly return to the respective Holders thereof any certificated Notes with respect to which a Fundamental Change Repurchase Notice has been withdrawn in compliance with the provisions of this Section 10.01(c). If the Notes are not in certificated form, such return must comply with the appropriate procedures of the Depositary.  If a Fundamental Change Repurchase Notice is given and then subsequently withdrawn in accordance with this Section 10.01(c), then the Company shall not be obligated to repurchase any Notes listed in such Fundamental Change Repurchase Notice.

(d)           On or prior to 11:00 a.m. (local time in The City of New York) on the Business Day following the Fundamental Change Repurchase Date, the Company will deposit with the Trustee (or other Paying Agent appointed by the Company) or if the Company is acting as its own Paying Agent, set aside, segregate and hold in trust in accordance with the Indenture an amount of money or securities sufficient to repurchase as of the Fundamental Change Repurchase Date all of the Notes to be repurchased as of such date at the Fundamental Change Repurchase Price.  Subject to receipt of funds and/or Notes by the Trustee (or other Paying Agent appointed by the Company), payment for Notes surrendered for repurchase (and not withdrawn) prior to the Close of Business on the Fundamental Change Repurchase Date will be made promptly after the later of (x) the Fundamental Change Repurchase Date with respect to such Note (provided the Holder has satisfied the conditions to the payment of the Fundamental Change Repurchase Price in this Section 10.01), and (y) the time of book-entry transfer or the delivery of such Note to the Trustee (or other Paying Agent appointed by the Company) by the Holder thereof in the manner required by this Section 10.01 by mailing checks for the amount payable to the Holders of such Notes entitled thereto as they shall appear in the Note Register (in the case of certificated Notes) by wire transfer of immediately available funds to the account of the Depositary or its nominee (if the Notes are not in certificated form).  The Trustee shall, promptly after such payment return to the Company any funds in excess of the Fundamental Change Repurchase Price.

(e)           If the Trustee (or other Paying Agent appointed by the Company) holds money or securities sufficient to repurchase as of the Fundamental Change Repurchase Date all the Notes or portions thereof that are to be purchased as of the Business Day following the Fundamental Change Repurchase Date, then on and after the Fundamental Change Repurchase Date (i) such Notes will cease to be Outstanding, (ii) interest (including Additional Interest, if any) will cease to accrue on such Notes, whether or not book-entry transfer of the Notes has been made or the Notes have been delivered to the Trustee or Paying Agent, as the case may be, and (iii) all other rights of the Holders of such Notes will terminate other than the right to receive the Fundamental Change Repurchase Price upon delivery or transfer of such Notes and accrued interest (including Additional Interest), if applicable.

Section 10.02.                           No Payment Following Acceleration of the Notes.

There shall be no purchase of any Notes pursuant to this Article X if the principal amount of the Notes has been accelerated, and such acceleration has not been rescinded on or prior to the Fundamental Change Purchase Date. The Trustee (or other Paying Agent appointed by the Company) will promptly return to the respective Holders thereof any certificated Notes held by it following acceleration of the Notes and shall deem canceled any instructions for book-entry transfer of the Notes in compliance with the procedures of the Depositary, in which case, upon such return and cancellation, the Fundamental Change Repurchase Notice with respect thereto shall be deemed to have been withdrawn.

Section 10.03.                           Compliance with Tender Offer Rules.

In connection with any offer to purchase Notes under Section 10.01 hereof, the Company shall, in each case if required, (a) comply with Rule 13e-4, Rule 14e-1 and any other tender offer rules under the Exchange Act that may then be applicable, (b) file a Schedule TO or any other required schedule under the Exchange Act and (c) otherwise comply with all federal and state securities laws so as to permit the rights and obligations under Section 10.01 to be exercised in the time and in the manner specified in Section 10.01.

ARTICLE XI

MISCELLANEOUS PROVISIONS

Section 11.01.                           Provisions Binding on Company’s Successors.  All the covenants, stipulations, promises and agreements of the Company contained in this Indenture shall bind its successors and assigns whether so expressed or not.

Section 11.02.                           Official Acts by Successor Corporation.  Any act or proceeding by any provision of this Indenture authorized or required to be done or performed by any board, committee or officer of the Company shall and may be done and performed with like force and effect by the like board, committee or officer of any corporation or entity that shall at the time be the lawful sole successor of the Company.

Section 11.03.                           Addresses for Notices, Etc.  Any notice or demand which by any provision of this Indenture is required or permitted to be given or served by the Trustee or by the Holders on the Company shall be deemed to have been sufficiently given or made, for all purposes if given or served by being deposited postage prepaid by registered or certified mail in a post office letter box addressed (until another address is filed by the Company with the Trustee) to the Company, Retrophin, Inc., 777 Third Avenue 22nd Floor, New York, New York 10017.  Any notice, direction, request or demand hereunder to or upon the Trustee shall be deemed to have been sufficiently given or made, for all purposes, if given or served by being deposited postage prepaid by registered or certified mail in a post office letter box addressed to U.S. Bank National Association, Global Corporate Trust Services, Two Midtown Plaza, 1349 Peachtree Street, Suite 1050, Atlanta, Georgia 30309, Attn: Jack Ellerin, Fax: (404) 848-2467.
The Trustee, by notice to the Company, may designate additional or different addresses for subsequent notices or communications.

Any notice or communication mailed to a Holder shall be mailed to him by first class mail, postage prepaid, at his address as it appears on the Note Register and shall be sufficiently given to him if so mailed within the time prescribed.

Failure to mail a notice or communication to a Holder or any defect in it shall not affect its sufficiency with respect to other Holders.  If a notice or communication is mailed in the manner provided above, it is duly given, whether or not the addressee receives it.

Section 11.04.                           Governing Law.  THIS INDENTURE AND THE NOTES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES OF SUCH STATE OTHER THAN NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1401.  THIS INDENTURE IS SUBJECT TO THE PROVISIONS OF THE TIA THAT ARE REQUIRED TO BE A PART OF THIS INDENTURE AND SHALL, TO THE EXTENT APPLICABLE, BE GOVERNED BY SUCH PROVISIONS.

Section 11.05.                           Non-Business Day.  In any case where any Fundamental Change Purchase Date or Conversion Date in respect of the Notes shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture which specifically states that such provision shall apply in lieu hereof), payment of interest, if any, or any Additional Interest or principal need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on such Fundamental Change Purchase Date or Conversion Date, as the case may be.

Section 11.06.                           Benefits of Indenture.  Nothing in this Indenture or in the Notes, expressed or implied, shall give to any person, other than the parties hereto, any Paying Agent, any authenticating agent, any Note Registrar and their successors hereunder, the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

Section 11.07.                           Table of Contents, Headings, Etc.  The table of contents and the titles and headings of the articles and sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part hereof, and shall in no way modify or restrict any of the terms or provisions hereof.

Section 11.08.                           Counterparts.  This Indenture may be executed and delivered in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

Section 11.09.                           Trustee.  The Trustee makes no representations as to the validity or sufficiency of this Indenture.  The statements and recitals herein are deemed to be those of the Company and not of the Trustee.

Section 11.10.                           Further Instruments and Acts.  Upon request of the Trustee, the Company will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purposes of this Indenture.

Section 11.11.                           Waiver of Jury Trial.  EACH OF THE COMPANY AND THE TRUSTEE HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS INDENTURE, THE NOTES OR THE TRANSACTION CONTEMPLATED HEREBY.

Section 11.12.                           Force Majeure.  In no event shall the Trustee or Conversion Agent be responsible or liable for any failure or delay in the performance of its obligations hereunder arising out of or caused by, directly or indirectly, forces beyond its control, including, without limitation, strikes, work stoppages, accidents, acts of war or terrorism, civil or military disturbances, nuclear or natural catastrophes or other acts of God, and interruptions, loss or malfunction of  utilities, communications or computer (software or hardware) services; it being understood that the Trustee and the Conversion Agent shall use reasonable efforts which are consistent with accepted practices in the banking industry to resume performance as soon as practicable under the circumstances.

Section 11.13.                           Calculations.

Except as otherwise provided in this Indenture, the Company shall be responsible for making all calculations called for under the Notes. These calculations include, but are not limited to, determinations of the Last Reported Sale Price of Common Stock, accrued interest payable on the Notes and the Conversion Rate and Conversion Price. The Company or its agents shall make all these calculations in good faith and, absent manifest error, such calculations will be final and binding on Holders of the Notes. The Company shall provide a schedule of these calculations to each of the Trustee and the Conversion Agent, and each of the Trustee and Conversion Agent is entitled to rely upon the accuracy of the Company’s calculations without independent verification. The Trustee will forward these calculations to any Holder of the Notes upon the request of that Holder.

Section 11.14.                           Separability Clause.

In case any provision in this Indenture or in any Note shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 11.15.                           No Personal Liability.

No recourse under or upon any obligation, covenant or agreement contained in this Indenture or any supplemental indenture, in any Note, or because of any indebtedness evidenced thereby, shall be had against any promoter, as such, or against any past, present or future shareholder, officer, director or employee, as such, of the Company or of any successor, either directly or through the Company or any successor, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance of the Notes by the Holders thereof and as part of the consideration for the execution of this Indenture and the issue of the Notes.

ARTICLE XII

THE TRUSTEE

Section 12.01.                           Notice of Defaults.

Within 90 days after the occurrence of any default hereunder with respect to the Notes, the Trustee shall transmit in the manner and to the extent provided in TIA Section 313(c), notice of such default hereunder known to the Trustee, unless such default shall have been cured or waived; provided, however, that, except in the case of a default in the payment of the principal of or interest on or any Additional Interest with respect to any Note , or in the payment of any sinking fund installment with respect to the Notes , the Trustee shall be protected in withholding such notice if and so long as Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interests of the Holders of the Notes; and provided further that in the case of any default or breach of the character specified in Section 6.02(e) with respect to the Notes, no such notice to Holders shall be given until at least 60 days after the occurrence thereof. For the purpose of this Section, the term “default” means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to the Notes.

Section 12.02.                           Certain Rights of Trustee.

Subject to the provisions of TIA Section 315(a) through 315(d):

(1) the Trustee shall perform only such duties as are expressly undertaken by it to perform under this Indenture and no implied covenants or obligations shall be read into this Indenture against the Trustee;

(2) the Trustee may conclusively rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties and the Trustee need not investigate any fact or matter stated in such document;

(3) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a company request or company order (other than delivery of any Note to the Trustee for authentication and delivery pursuant to Section 2.05 which shall be sufficiently evidenced as provided therein) and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

(4) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, request and conclusively rely upon an Officers’ Certificate and shall not be liable for any action it takes, suffers or omits to take in good faith and in reliance thereon;

(5) the Trustee may consult with counsel of its choice and as a condition to the taking, suffering or omission of any action hereunder may demand an Opinion of Counsel, and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection against liability in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

(6) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders of Notes pursuant to this Indenture, unless such Holders shall have offered to the Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

(7) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney at the sole cost of the Company and shall incur no liability or additional liability of any kind by reason of such inquiry or investigation;

(8) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

(9) the Trustee shall not be liable for any action taken, suffered or omitted by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture. The Trustee shall not be required to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it;

(10) in no event shall the Trustee be responsible or liable for special, indirect, punitive or consequential loss or damage of any kind whatsoever (including, but not limited to, loss of profit) irrespective of whether the Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action;

(11) the Trustee shall not be deemed to have notice of any Default or Event of Default unless written notice of any event which is in fact such a default is received by the Trustee at the Corporate Trust Office of the Trustee, and such notice references the Notes and this Indenture;

(12) the rights, privileges, protections, immunities and benefits given to the Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder, and each agent, custodian and other Person employed to act hereunder;

(13) the Trustee may request that the Company deliver a certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to this Indenture.

(14) the Trustee shall not be required to give any note, bond or surety in respect of the trusts and powers under this Indenture;

(15) except with respect to receipt of scheduled payments of principal and interest and any Default or Event of Default information contained herein, the Trustee shall have no duty to monitor or investigate the Company’s compliance with or the breach of any representation, warranty or covenant made in this Indenture;

(16) the delivery of reports, information and documents to the Trustee described in Section 5.03 is for informational purposes only and the Trustee’s receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company’s compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely conclusively on Officers’ Certificates); and the Trustee is under no duty to examine such reports, information or documents to ensure compliance with the provisions of this Indenture or to ascertain the correctness or otherwise of the information or the statements contained therein;

(17) the Trustee may act and conclusively rely and shall be protected in acting, or refraining from acting, and conclusively relying in good faith on the opinion or advice of, or information obtained from, any counsel, accountant, appraiser or other expert or adviser, whether retained or employed by the Company or by the Trustee, in relation to any matter arising in the administration of the trusts hereof; and

(18) the Trustee will be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of the Holders unless such Holders have offered to the Trustee indemnity or security reasonably satisfactory to the Trustee against the losses, liabilities and expenses that might be incurred by it in compliance with such request or direction.

Section 12.03.                           Not Responsible for Recitals or Issuance of Notes.

The recitals contained herein and in the Notes, except the Trustee’s certificate of authentication shall be taken as the statements of the Company, and neither the Trustee nor any Authenticating Agent assumes any responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Notes, except that the Trustee represents that it is duly authorized to execute and deliver this Indenture, authenticate the Notes and perform its obligations hereunder and that the statements made by it in a Statement of Eligibility on Form T-1 supplied to the Company are true and accurate, subject to the qualifications set forth therein. Neither the Trustee nor any Authenticating Agent shall be accountable for the use or application by the Company of Notes or the proceeds thereof.

Section 12.04.                           May Hold Notes.

The Trustee, any Paying Agent, Note Registrar, Authenticating Agent or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Notes and, subject to TIA Sections 310(b) and 311, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Paying Agent, Note Registrar, Authenticating Agent or such other agent.

Section 12.05.                           Money Held in Trust.

Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on, or investment of, any money received by it hereunder.

Section 12.06.                           Compensation and Reimbursement.

The Company agrees:

(1) to pay to the Trustee from time to time such reasonable compensation as the Company and the Trustee shall from time to time agree in writing for all services rendered by it hereunder, including extraordinary services rendered in connection with or during the continuation of a default hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

(2) except as otherwise expressly provided herein, to reimburse each of the Trustee and any predecessor Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by it in accordance with any provision of this Indenture (including costs for collection and the reasonable compensation and the expenses and disbursements of its agents, accountants, experts and counsel), except to the extent any such expense, disbursement or advance may be attributable to its gross negligence or bad faith; and

(3) to indemnify each of the Trustee and any predecessor Trustee and each of their respective directors, officers, agents and employees for, and to hold each of them harmless against, any loss, damage, claim, liability or expense (including reasonable attorney’s fees and expenses), arising out of or in connection with the acceptance or administration of the trust or trusts or the performance of its duties hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder, or in connection with the provisions of this Section, except to the extent any such loss, liability or expense may be attributable to its own gross negligence or bad faith.

 The Trustee shall notify the Company promptly of any claim asserted against the Trustee for which it may seek indemnification.  Failure by the Trustee to so notify the Company shall not relieve the Company of its obligations hereunder.  The Company shall defend the claim, and the Trustee shall cooperate in the defense.  The Trustee may have separate counsel and the Company will pay the reasonable fees and expenses of such counsel; provided that the Company shall not be required to pay such fees and expenses if it assumes the defense of the Trustee and representation of both parties by the same counsel would not be inappropriate due to actual or potential differing interests between them. The Company need not pay for any settlement made without its consent, which consent will not be unreasonably withheld.

As security for the performance of the obligations of the Company under this Section, the Trustee shall have a lien prior to the Notes upon all property and funds held or collected by the Trustee as such, except funds held in trust for the payment of principal of or interest on particular Notes.

When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 6.02(h) or (i), the expenses (including the reasonable charges and expenses of its counsel) and the compensation for the services are intended to constitute expenses of administration under any applicable Federal or state bankruptcy, insolvency or other similar law.

The provisions of this Section shall survive the termination of this Indenture or the resignation or removal of the Trustee.

Section 12.07.                           Corporate Trustee Required; Eligibility; Conflicting Interests.

There shall at all times be a Trustee hereunder which shall be eligible to act as Trustee under TIA Section 310(a) (1) and shall have a combined capital and surplus of at least $50,000,000 or is a subsidiary of a corporation which shall be a Person that has a combined capital and surplus of at least $50,000,000 and which unconditionally guarantees the obligations of the Trustee hereunder. If such Trustee or Person publishes reports of condition at least annually, pursuant to law or the requirements of Federal, State, Territorial or District of Columbia supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Trustee or Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.  If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

Section 12.08.                           Resignation and Removal; Appointment of Successor.

(a)           No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 12.09.

(b)           The Trustee may resign at any time with respect to the Notes by giving written notice thereof to the Company. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

(c)           In case at any time any of the following shall occur:

(i)           the Trustee shall fail to comply with the provisions of TIA Section 310(b) after written request therefor by the Company or by any Holder of a Note who has been a bona fide Holder of a Note for at least six months, or

(ii)           the Trustee shall cease to be eligible under Section 12.07 and shall fail to resign after written request therefor by the Company or by any Holder of a Note who has been a bona fide Holder of a Note for at least six months, or

(iii)           the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company by or pursuant to a Board Resolution may remove the Trustee and appoint a successor Trustee with respect to all Notes, or (ii) subject to TIA Section 315(e), any Holder of a Note who has been a bona fide Holder of a Note for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Notes and the appointment of a successor Trustee or Trustees.

(d)           If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause with respect to the Notes, the Company, by or pursuant to a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Notes (it being understood that any such successor Trustee may be appointed with respect to the Notes and that at any time there shall be only one Trustee with respect to the Notes). If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Notes shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Notes delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee with respect to the Notes and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Notes shall have been so appointed by the Company or the Holders of Notes and accepted appointment in the manner hereinafter provided, any Holder of a Note who has been a bona fide Holder of a Note for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to Notes.

(e)           The Company shall give notice of each resignation and each removal of the Trustee with respect to the Notes and each appointment of a successor Trustee with respect to the Notes. Each notice shall include the name of the successor Trustee with respect to the Notes and the address of its Corporate Trust Office.

Section 12.09.                           Acceptance of Appointment By Successor.

(a)           In case of the appointment hereunder of a successor Trustee with respect to all Notes, every such successor Trustee shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of any amounts due and owing to it, its agents or counsel hereunder, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee, and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder, subject nevertheless to its claim, if any, provided for in Section 12.06.

(b)           Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraph (a) or (b) of this Section, as the case may be.

(c)           No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

Section 12.10.                           Merger, Conversion, Consolidation or Succession to Business.

Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Notes shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Notes so authenticated with the same effect as if such successor Trustee had itself authenticated such Notes. In case any Notes shall not have been authenticated by such predecessor Trustee, any such successor Trustee may authenticate and deliver such Notes, in either its own name or that of its predecessor Trustee, with the full force and effect which this Indenture provides for the certificate of authentication of the Trustee.

Section 12.11.                           Appointment of Authenticating Agent.

The Trustee may appoint an authenticating agent acceptable to the Company to authenticate Notes.  An authenticating agent may authenticate Notes whenever the Trustee may do so.  Each reference in this Indenture to authentication by the Trustee includes authentication by such agent.  An authenticating agent has the same rights as a Paying Agent to deal with Holders or an Affiliate of the Company.

IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed by their respective officers hereunto duly authorized, all as of the day and year first above written.

COMPANY:

Retrophin, Inc.

By:	____________________________________
Name:
Title:

[Signature page to Indenture]

U.S. BANK NATIONAL ASSOCIATION,
as Trustee

By:	____________________________________
Name:
Title:

[Signature page to Indenture]

EXHIBIT A

[FORM OF FACE OF NOTE]

[Include only for Global Notes]

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

[Restricted Note Legend]

THIS SECURITY (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE SECURITIES ACT ), AND THIS SECURITY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM.  EACH PURCHASER OF THIS SECURITY IS HEREBY NOTIFIED THAT THE SELLER OF THIS SECURITY MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.

THE HOLDER OF THIS SECURITY AGREES FOR THE BENEFIT OF THE COMPANY THAT (A) THIS SECURITY MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (I) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (II) PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, INCLUDING THE EXEMPTION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), SUBJECT TO THE ISSUER’S AND THE TRUSTEE’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO THIS CLAUSE (II) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM THAT ANY SUCH EXEMPTION IS AVAILABLE TO THE HOLDER, (III) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR (IV) TO THE COMPANY OR ANY OF ITS SUBSIDIARIES, IN EACH OF CASES (I) THROUGH (IV) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES, AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY SUBSEQUENT PURCHASER OF THIS SECURITY FROM IT OF THE RESALE RESTRICTIONS REFERRED TO IN (A) ABOVE.

A-1

Retrophin, Inc.

[•]% Senior Convertible Notes due 2019

No. _____	$ ____________

CUSIP No. [•]	ISIN No. [•]

Retrophin, Inc., a Delaware corporation (herein called the “Company,” which term includes any successor corporation under the Indenture referred to on the reverse hereof), for value received hereby promises to pay to [CEDE & CO.], or registered assigns (the “Depositary”), the principal sum of [____] ($[____]) or such other principal amount as shall be set forth on the Schedule I hereto on [•], 20[•], unless earlier converted or repurchased.

This Note shall bear interest at the rate of [•]% per year from [•], 20[•], or from the most recent date to which interest had been paid or provided.  Except as otherwise provided in the Indenture, interest is payable semi-annually in arrears on each [•] and [•], commencing [•], 20[•], to Holders of record at the Close of Business on the preceding [•] and [•], respectively.  Interest payable on each Interest Payment Date shall equal the amount of interest accrued from, and including the immediately preceding Interest Payment Date (or from and including [•], 20[•], if no interest has been paid hereon) to but excluding such Interest Payment Date.  To the extent lawful, payments of principal or interest (including Additional Interest, if any) on the Notes that are not made when due will accrue interest at the annual rate of 1.0% above the then applicable interest rate borne by the Notes from the required payment date in accordance with the provisions of the Indenture.

Payment of the principal and interest, on this Note will be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, City of New York, or elsewhere as provided in the Indenture, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company, payment of interest, may be made by (i) check mailed to the address of the Person entitled thereto as such address shall appear in the Note Register or (ii) wire transfer to an account of the Person entitled thereto located inside the United States; provided further, however, that, with respect to any Holder of Notes with an aggregate principal amount in excess of $2,000,000, at the application of such Holder in writing to the Company, interest on such Holder’s Notes shall be paid by wire transfer in immediately available funds to such Holder’s account in the United States supplied by such Holder from time to time to the Trustee and Paying Agent (if different from the Trustee) not later than the applicable Record Date.  Notwithstanding the foregoing, payment of interest in respect of Notes held in global form shall be made in accordance with procedures required by the Depositary.

Reference is made to the further provisions of this Note set forth on the reverse hereof, including, without limitation, provisions giving the Holder of this Note the right to convert this Note into Common Stock on the terms and subject to the limitations referred to on the reverse hereof and as more fully specified in the Indenture.  Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

Exh. A-1

This Note shall be governed by and construed in accordance with the laws of the State of New York.

This Note shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been manually signed by the Trustee or a duly authorized authenticating agent under the Indenture.

[Remainder of page intentionally left blank]

Exh. A-2

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by the undersigned officer.

RETROPHIN, INC.

By:	_________________________________
Name:	[_____]
Title:	[_____]

Attest

By:	_________________________________
Name:	[_____]
Title:	[_____]

Dated:  [_____], 20[__]

Exh. A-3

TRUSTEE’S CERTIFICATE OF AUTHENTICATION:

This is one of the Notes referred to in the within-mentioned Indenture.

U.S. BANK NATIONAL ASSOCIATION,
as trustee

BY:	_________________________________
Authorized Officer

Exh. A-4

[FORM OF REVERSE OF NOTE]

Retrophin, Inc.

[•]% Senior Convertible Notes due 2019

This Note is one of a duly authorized issue of Notes of the Company, designated as its [•]% Senior Convertible Notes due 2019 (herein called the “Notes”), issued under and pursuant to an Indenture dated as of April [•], 2014 (herein called the “Indenture”), between the Company and U.S. Bank National Association (herein called the “Trustee”), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company and the Holders of the Notes.  Additional Notes may be issued in an unlimited aggregate principal amount, subject to certain conditions specified in the Indenture.  Capitalized terms used but not defined in this Note shall have the meanings ascribed to them in the Indenture.

In case an Event of Default, as defined in the Indenture, shall have occurred and be continuing, the principal of and interest on all Notes may be declared, and upon said declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

Subject to the terms and conditions of the Indenture, the Company will make all payments and deliveries in respect of the Fundamental Change Repurchase Price and the principal amount on the Maturity Date, as the case may be, to the Holder who surrenders a Note to a Paying Agent to collect such payments in respect of the Note.  The Company will pay cash amounts in money of the United States that at the time of payment is legal tender for payment of public and private debts.

The Indenture contains provisions permitting the Company and the Trustee in certain circumstances, without the consent of the Holders of the Notes, and in other circumstances, with the consent of the Holders of not less than a majority in principal amount of the Notes at the time Outstanding, evidenced as in the Indenture provided, to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or modifying in any manner the rights of the Holders of the Notes; provided, however, that no such supplemental indenture shall make any of the changes set forth in Section 7.02 of the Indenture, without the consent of each Holder of an Outstanding Note affected thereby.  It is also provided in the Indenture that, prior to any declaration accelerating the maturity of the Notes, the Holders of a majority in principal amount of the Notes at the time Outstanding may on behalf of the Holders of all of the Notes waive any past default or Event of Default under the Indenture and its consequences except as provided in the Indenture.  Any such consent or waiver by the Holder of this Note (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders and owners of this Note and any Notes which may be issued in exchange or substitution hereof, irrespective of whether or not any notation thereof is made upon this Note or such other Notes.

Exh. A-5

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and accrued and unpaid interest on this Note at the place, at the respective times, at the rate and in the lawful money herein prescribed.

The Notes are issuable in registered form without coupons in denominations of $1,000 principal amount and integral multiples thereof.  At the office or agency of the Company referred to on the face hereof, and in the manner and subject to the limitations provided in the Indenture, without payment of any service charge but with payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes, Notes may be exchanged for a like aggregate principal amount of Notes of other authorized denominations.

The Notes are not subject to redemption and will not be entitled to the benefit of any sinking fund.

Upon the occurrence of a Fundamental Change, the Holder has the right, at such Holder’s option, to require the Company to repurchase all of such Holder’s Notes or any portion thereof (in principal amounts of $1,000 or integral multiples thereof) in accordance with the provisions of the Indenture on the Fundamental Change Repurchase Date at a price equal to 100% of the principal amount of the Notes such holder elects to require the Company to repurchase, together with accrued and unpaid interest (including Additional Interest, if any) to but excluding the Fundamental Change Repurchase Date, except as otherwise provided in the Indenture.  The Company shall mail to all Holders of record of the Notes a notice of the occurrence of a Fundamental Change and of the repurchase right arising as a result thereof at any time following the Company entering into a definitive agreement that, if consummated, would give rise to a Fundamental Change, but in any event not later than the fifth (5th) calendar day after the occurrence of a Fundamental Change.

Subject to and upon compliance with the provisions of the Indenture, the Holder may surrender for conversion all or any portion of this Note that is in an integral multiple of $1,000.  Upon conversion, the Holder shall be entitled to receive the consideration specified in the Indenture.  No fractional share of Common Stock shall be issued upon conversion of a Note.  Instead, the Company shall pay cash in lieu of such fractional share of Common Stock as provided in the Indenture.  The initial Conversion Rate shall be 57.4300 shares of Common Stock per $1,000 principal amount of Notes, subject to adjustment in accordance with the provisions of the Indenture.  If a Holder converts all or a part of this Note in connection with the occurrence of certain Fundamental Change transactions, the Conversion Rate shall be increased in the manner and to the extent described in the Indenture.

Upon due presentment for registration of transfer of this Note at the office or agency of the Company in the Borough of Manhattan, City of New York, a new Note or Notes of authorized denominations for an equal aggregate principal amount will be issued to the transferee in exchange thereof, subject to the limitations provided in the Indenture, without charge except for any tax, assessments or other governmental charge imposed in connection with any registration of transfer or exchange of Notes.

Exh. A-6

The Company, the Trustee, any authenticating agent, any Paying Agent, any Conversion Agent and any Note Registrar may deem and treat the registered Holder hereof as the absolute owner of this Note (whether or not this Note shall be overdue and notwithstanding any notation of ownership or other writing hereon), for the purpose of receiving payment hereof, or on account hereof, for the conversion hereof and for all other purposes, and neither the Company nor the Trustee nor any other authenticating agent nor any Paying Agent nor any other Conversion Agent nor any Note Registrar shall be affected by any notice to the contrary.  All payments made to or upon the order of such registered Holder shall, to the extent of the sum or sums paid, satisfy and discharge liability for monies payable on this Note.

Customary abbreviations may be used in the name of a Holder or an assignee, such as TEN COM (=tenants in common), TENANT (=tenants by the entireties), JT TEN (=joint tenants with right of survivorship and not as tenants in common), CUST (=custodian), and U/G/M/A (=Uniform gift to Minors Act).

Exh. A-7

Schedule I

Retrophin, Inc.

[•]% Senior Convertible Notes due 2019

No. ____________

Date	Principal Amount	Notation Explaining Principal Amount Recorded	Authorized Signature of Trustee or Custodian

Exh. A-8

EXHIBIT B

FORM OF CONVERSION NOTICE

To:  Retrophin, Inc.

The undersigned registered owner of this Note hereby exercises the option to convert this Note, or the portion hereof (which is $1,000 principal amount or an integral multiple thereof) below designated into shares of Common Stock in accordance with the terms of the Indenture referred to in this Note, and directs that the shares of Common Stock issuable and deliverable upon such conversion, together with any check in payment for fractional shares of Common Stock, and any Notes representing any unconverted principal amount hereof, be issued and delivered to the registered holder hereof unless a different name has been indicated below.  If shares or any portion of this Note not converted are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes and duties payable with respect thereto.  Any amount required to be paid to the undersigned on account of interest accompanies this Note.

Dated: ____________________
Signature(s)

Signature Guarantee

Signature(s) must be guaranteed by an eligible Guarantor Institution (banks, stock brokers, savings and loan associations and credit unions) with membership in an approved signature guarantee medallion program pursuant to Rule 17Ad-15 under the Securities
Exchange Act of 1934, as amended, if shares of Common Stock is to be issued, or Notes to be delivered, other than to and in the name of the registered holder.

Exh. B-1

Fill in for registration of shares of Common Stock if to be issued, and Notes if to be delivered, other than to and in the name of the registered holder:

(Name)

(Street Address)

(City, State and Zip Code)

Please print name and address

Principal amount to be converted (if less than all): $____,000

Social Security or Other Taxpayer Identification Number

Exh. B-2

EXHIBIT C

FORM OF FUNDAMENTAL CHANGE REPURCHASE NOTICE

To:  Retrophin, Inc.

The undersigned registered owner of this Note hereby acknowledges receipt of a notice from Retrophin, Inc. (the “Company”) as to the occurrence of a Fundamental Change with respect to the Company and requests and instructs the Company to repay the entire principal amount of this Note, or the portion thereof (which is $1,000 principal amount or an integral multiple thereof) below designated, in accordance with the terms of the Indenture referred to in this Note, to the registered holder hereof.

Dated:

Signature(s)

Social Security or Other Taxpayer Identification Number Principal amount to be repaid (if less than all):  $____,000
NOTICE:
The above signatures of the holder(s) hereof must correspond with the name as written upon the face of the Note in every particular without alteration or enlargement or any change whatever.

Exh. C-1

EXHIBIT D

FORM OF ASSIGNMENT AND TRANSFER

For value received ______________ hereby sell(s), assign(s) and transfer(s) unto _____________ (Please insert social security or Taxpayer Identification Number of assignee) the within Note, and hereby irrevocably constitutes and appoints ____________ attorney to transfer the said Note on the books of the Company, with full power of substitution in the premises.

In connection with any transfer of the Notes prior to the Resale Restriction Termination Date of the original issuance of the Notes, the undersigned confirms that such Notes are being transferred:

s	To Retrophin, Inc. or a subsidiary thereof; or
s	To a “qualified institutional buyer” in compliance with Rule 144A under the Securities Act of 1933, as amended; or
s	Pursuant to and in compliance with Rule 144 under the Securities Act of 1933, as amended; or
s	Pursuant to a Registration Statement which has been declared effective under the Securities Act of 1933, as amended, and which continues to be effective at the time of transfer;

and unless the Notes has been transferred to Retrophin, Inc. or a subsidiary thereof, the undersigned confirms that such Notes are not being transferred to an “affiliate” of the Company as defined in Rule 144 under the Securities Act of 1933, as amended.

Capitalized terms used but not defined herein shall have the respective meanings assigned to them in the Indenture among Retrophin, Inc. and U.S. Bank National Association, as Trustee.

Unless one of the boxes is checked, the Trustee shall refuse to register any of the Notes evidenced by this certificate in the name of any person other than the registered holder thereof.

Dated: __________________________

Signature(s)

Signature Guarantee

Signature(s) must be guaranteed by an eligible Guarantor Institution (banks, stock brokers, savings and loan associations and credit unions) with membership in an approved signature guarantee medallion program pursuant to Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, if Common Stock is to be issued, or Notes to be delivered, other than to and in the name of the registered holder.

Exh. D-1

NOTICE:  The signature on the conversion notice, the option to elect repurchase upon a Fundamental Change, or the assignment must correspond with the name as written upon the face of the Note in every particular without alteration or enlargement or any change whatever.

Exh. D-2

EXHIBIT E

THIS SECURITY (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE SECURITIES ACT ), AND THIS SECURITY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM.

THE HOLDER OF THIS SECURITY AGREES FOR THE BENEFIT OF THE COMPANY THAT (A) THIS SECURITY MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (I) PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, INCLUDING THE EXEMPTION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), SUBJECT TO THE ISSUER’S AND THE TRUSTEE’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO THIS CLAUSE (I) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM THAT ANY SUCH EXEMPTION IS AVAILABLE TO THE HOLDER, (II) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR (III) TO THE COMPANY OR ANY OF ITS SUBSIDIARIES, IN EACH OF CASES (I) THROUGH (III) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES, AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY SUBSEQUENT PURCHASER OF THIS SECURITY FROM IT OF THE RESALE RESTRICTIONS REFERRED TO IN (A) ABOVE.

Exh. C-1